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                                                                   EXHIBIT 10.74

(MULTICURRENCY--CROSS BORDER)

                                     ISDA(R)

                  International Swap Dealers Association. Inc.

                                MASTER AGREEMENT

                          dated as of OCTOBER 13, 2005

               BANK OF AMERICA, N.A. and GENERAL CABLE CORPORATION

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1. INTERPRETATION

(a) DEFINITIONS. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) INCONSISTENCY. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) SINGLE AGREEMENT. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2. OBLIGATIONS

(a) GENERAL CONDITIONS.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,
      (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and
      (3) each other applicable condition precedent specified in this Agreement.

        Copyright (C)1992 by International Swap Dealers Association, Inc.



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(b) CHANGE OF ACCOUNT. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) NETTING. If on any date amounts would otherwise be payable:--

      (i) in the same currency; and

      (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) DEDUCTION OR WITHHOLDING FOR TAX.

      (i) GROSS-UP. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

            (1) promptly notify the other party ("Y") of such requirement;

            (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

                                                                   ISDA (R) 1992


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      (ii) LIABILITY. If:--

            (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

            (2) X does not so deduct or withhold; and

            (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) DEFAULT INTEREST; OTHER AMOUNTS. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. REPRESENTATIONS

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a) BASIC REPRESENTATIONS.

      (i) STATUS. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

      (ii) POWERS. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

      (iii) NO VIOLATION OR CONFLICT. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (iv) CONSENTS. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (v) OBLIGATIONS BINDING. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

                                                                   ISDA (R) 1992

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(b) ABSENCE OF CERTAIN EVENTS. No Event of Default or Potential Event of Default
or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) ABSENCE OF LITIGATION. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) ACCURACY OF SPECIFIED INFORMATION. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) PAYER TAX REPRESENTATION. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) PAYEE TAX REPRESENTATIONS. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. AGREEMENTS

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) FURNISH SPECIFIED INFORMATION. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii) any other documents specified in the Schedule or any Confirmation;
      and

      (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) MAINTAIN AUTHORISATIONS. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) COMPLY WITH LAWS. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) TAX AGREEMENT. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) PAYMENT OF STAMP TAX. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. EVENTS OF DEFAULT AND TERMINATION EVENTS

(a) EVENTS OF DEFAULT. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

      (i) FAILURE TO PAY OR DELIVER. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

      (ii) BREACH OF AGREEMENT. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

      (iii) CREDIT SUPPORT DEFAULT.

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

      (iv) MISREPRESENTATION. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

      (V) DEFAULT UNDER SPECIFIED TRANSACTION. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
      (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

      (vi) CROSS DEFAULT. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

                                                                   ISDA (R) 1992

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      described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

      (vii) BANKRUPTCY. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
            (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
            (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

      (viii) MERGER WITHOUT ASSUMPTION. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) TERMINATION EVENTS. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

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Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below:--

      (i) ILLEGALITY. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

            (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

            (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

      (ii) TAX EVENT. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

      (iii) TAX EVENT UPON MERGER. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

      (iv) CREDIT EVENT UPON MERGER. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

      (v) ADDITIONAL TERMINATION EVENT. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) EVENT OF DEFAULT AND ILLEGALITY. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

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6. EARLY TERMINATION

(a) RIGHT TO TERMINATE FOLLOWING EVENT OF DEFAULT. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(l), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) RIGHT TO TERMINATE FOLLOWING TERMINATION EVENT.

      (i) NOTICE. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

      (ii) TRANSFER TO AVOID TERMINATION EVENT. If either an Illegality under
      Section 5(b)(i)(l) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after notice is given under Section 6(b)(i).

      Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii) TWO AFFECTED PARTIES. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

      (iv) RIGHT TO TERMINATE. If:--

            (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

            (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then

                                                                   ISDA (R) 1992

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      continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) EFFECT OF DESIGNATION.

      (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) CALCULATIONS.

      (i) STATEMENT. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

      (ii) PAYMENT DATE. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) PAYMENTS ON EARLY TERMINATION. If an Early Termination Date occurs. the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

      (i) EVENTS OF DEFAULT. If the Early Termination Date results from an Event of Default:--

            (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

            (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

            (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

                                                                   ISDA (R) 1992

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            Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

            (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (ii) TERMINATION EVENTS. If the Early Termination Date results from a Termination Event:--

            (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

            (2) Two Affected Parties. If there are two Affected Parties:--

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

            If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

      (iii) ADJUSTMENT FOR BANKRUPTCY. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

      (iv) PRE-ESTIMATE. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

                                                                   ISDA (R) 1992

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7. TRANSFER

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. CONTRACTUAL CURRENCY

(a) PAYMENT IN THE CONTRACTUAL CURRENCY. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into this Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) JUDGMENTS. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) SEPARATE INDEMNITIES. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) EVIDENCE OF LOSS. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

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9. MISCELLANEOUS

(a) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) AMENDMENTS. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) SURVIVAL OF OBLIGATIONS. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) REMEDIES CUMULATIVE. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) COUNTERPARTS AND CONFIRMATIONS.

      (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

      (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) NO WAIVER OF RIGHTS. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) HEADINGS. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. OFFICES; MULTIBRANCH PARTIES

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. EXPENSES

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document

                                                                   ISDA (R) 1992

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

to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. NOTICES

(a) EFFECTIVENESS. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

      (i) if in writing and delivered in person or by courier, on the date it is delivered;

      (ii) if sent by telex, on the date the recipient's answerback is received;

      (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

      (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

      (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) CHANGE OF ADDRESSES. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13. GOVERNING LAW AND JURISDICTION

(a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) JURISDICTION. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

      (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

      (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) SERVICE OF PROCESS. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any

                                                                   ISDA (R) 1992

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

reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) WAIVER OF IMMUNITIES. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. DEFINITIONS

As used in this Agreement:--

"ADDITIONAL TERMINATION EVENT" has the meaning specified in Section 5(b).

"AFFECTED PARTY" has the meaning specified in Section 5(b).

"AFFECTED TRANSACTIONS" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"AFFILIATE" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"APPLICABLE RATE" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"BURDENED PARTY" has the meaning specified in Section 5(b).

"CHANGE IN TAX LAW" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"CONSENT" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"CREDIT EVENT UPON MERGER" has the meaning specified in Section 5(b).

"CREDIT SUPPORT DOCUMENT" means any agreement or instrument that is specified as such in this Agreement.

"CREDIT SUPPORT PROVIDER" has the meaning specified in the Schedule.

"DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

                                                                   ISDA (R) 1992

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"DEFAULTING PARTY" has the meaning specified in Section 6(a).

"EARLY TERMINATION DATE" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"EVENT OF DEFAULT" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"ILLEGALITY" has the meaning specified in Section 5(b).

"INDEMNIFIABLE TAX" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"LAW" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "LAWFUL" and "UNLAWFUL" will be construed accordingly.

"LOCAL BUSINESS DAY" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"LOSS" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"MARKET QUOTATION" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

                                                                   ISDA (R) 1992

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

been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"NON-DEFAULT RATE" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"NON-DEFAULTING PARTY" has the meaning specified in Section 6(a).

"OFFICE" means a branch or office of a party, which may be such party's head or home office.

"POTENTIAL EVENT OF DEFAULT" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"REFERENCE MARKET-MAKERS" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"RELEVANT JURISDICTION" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"SCHEDULED PAYMENT DATE" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"SET-OFF" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"SETTLEMENT AMOUNT" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"SPECIFIED ENTITY" has the meaning specified in the Schedule.

                                                                   ISDA (R) 1992

"SPECIFIED INDEBTEDNESS" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"SPECIFIED TRANSACTION" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"STAMP TAX" means any stamp, registration, documentation or similar tax.

"TAX" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"TAX EVENT" has the meaning specified in Section 5(b).

"TAX EVENT UPON MERGER" has the meaning specified in Section 5(b).

"TERMINATED TRANSACTIONS" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"TERMINATION CURRENCY" has the meaning specified in the Schedule.

"TERMINATION CURRENCY EQUIVALENT" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"TERMINATION EVENT" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"TERMINATION RATE" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"UNPAID AMOUNTS" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

                                                                   ISDA (R) 1992
value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

                                                      GENERAL CABLE
        BANK OF AMERICA, N.A.                          CORPORATION
-------------------------------------         ----------------------------------
          (Name of Party)                             (Name of Party)

By: /s/ Timothy P. Munn                       By: /s/ Robert J. Siverd
    ---------------------------------             ------------------------------
Name: Timothy P. Munn                         Name: Robert J. Siverd

Title: Vice President                         Title: Exec. V.P., General Counsel
                                                     and Secretary

Date: February 2, 2006                        Date: February 2, 2006

                                                                   ISDA (R) 1992

(MULTICURRENCY--CROSS BORDER)

                                    ISDA(R)

                  International Swap Dealers Association, Inc.

                                    SCHEDULE

                                     TO THE

                                MASTER AGREEMENT

                          dated as of October 13, 2005

                                     between

                              BANK OF AMERICA, N.A.

                                   ("Party A")

                                       and

                            GENERAL CABLE CORPORATION

                                   ("Party B")

                         PART 1: TERMINATION PROVISIONS

(a) "SPECIFIED ENTITY" means in relation to Party A for the purpose of Sections 5(a)(v), 5(a)(vi), 5(a)(vii) and 5(b)(iv):

      None;

      "SPECIFIED ENTITY" means in relation to Party B for the purpose of Sections 5(a)(v), 5(a)(vi), 5(a)(vii) and 5(b)(iv):

      None.

(b)   "SPECIFIED TRANSACTION" will have the meaning specified in Section 14.

(c)   The "CROSS-DEFAULT" provisions of Section 5(a)(vi) (as amended in Part
      5(i))

            will apply to Party A and
            will apply to Party B.

      In connection therewith, "SPECIFIED INDEBTEDNESS" will not have the meaning specified in Section 14, and such definition shall be replaced by the following: "any obligation in respect of the payment of moneys (whether present or future, contingent or otherwise, as principal or surety or otherwise), except that such term shall not include obligations in respect of deposits received in the ordinary course of a party's banking business."

                                                                   ISDA (R) 1992

56
      "THRESHOLD AMOUNT" means with respect to Party A an amount equal to three percent (3%) of the Shareholders' Equity of Bank of America Corporation and with respect to Party B, $100,000.

      With respect to Party B, any default (howsoever defined) under the Credit Agreement shall be an Event of Default under this Agreement.

      "CREDIT AGREEMENT" means the Amended and Restated Credit Agreement dated as of October 22, 2004 among General Cable Industries, Inc., as Borrower; General Cable Corporation and the other Guarantors party thereto; as Guarantors, the Lenders party thereto; Merrill Lynch Capital, as Collateral Agent and Syndication Agent; Fleet Capital Corporation, General Electric Capital Corporation and GMAC Commercial Finance LLC, as Co-Documentation Agents; Merrill Lynch Capital, and UBS Securities LLC, as Joint Lead Arrangers; UBS AG, Stamford Branch, as Issuing Bank and Administrative Agent and UBS Loan Finance LLC, as Swingline Lender (as amended, extended, supplemented or otherwise modified in writing from time to time including without limitation, the Limited Consent with respect to the Amended and Restated Credit Agreement dated October 12, 2005 among General Cable Industries Inc., Party B and the other parties named therein ("Limited Consent") and as further amended and restated by the Second Amended and Restated Credit Agreement dated as of November 23, 2005 among General Cable Industries, Inc., General Cable Corporation and the other parties named therein ("2005 Agreement").

      "SHAREHOLDERS' EQUITY" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value, (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles.

(d)   The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv)
               will apply to Party A
               will apply to Party B.

(e)   The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a)
               will not apply to Party A
               will not apply to Party B.

(f)   PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e):-

               (i)  Market Quotation will apply.
               (ii) The Second Method will apply.

(g)   "TERMINATION CURRENCY" means United States Dollars.

(h)   ADDITIONAL TERMINATION EVENT will apply.

      It shall be an Additional Termination Event hereunder, with respect to which Party B shall be the sole Affected Party, if, upon the termination of all Revolving Commitments the repayment of all outstanding Loans (as such terms are defined in the Credit Agreement) and the release of all lines securing the same (collectively, "Release"), this Agreement is in effect, the Parties hereto, at Party A's option and written notice thereof to Party B, fails, within five (5) business days of the Release, to execute and deliver a Credit Support Annex in the form attached hereto as Exhibit "A" and post collateral to Part A pursuant to the terms of the Credit Support Annex.

                                                                   ISDA (R) 1992

                           PART 2: TAX REPRESENTATIONS

(a) PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e) of this Agreement, Party A and Party B will make the following representation:-

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (x) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (y) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (z) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (y) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f) of this Agreement, Party A and Party B will make the following representations specified below, if any:-

      (i)   The following representations will apply to Party A:

            Party A is a national banking association created or organized under the laws of the United States of America and the federal taxpayer identification number is 94-1687665.

      (ii)  The following representations will apply to Party B:

            Party B is a corporation created or organized under the laws of the State of Delaware and the federal taxpayer identification number is 06-1398235.

                     PART 3: AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents:

                                                                   ISDA (R) 1992

PARTY REQUIRED TO                                                                       DATE BY                  COVERED BY SECTION
DELIVER DOCUMENT              FORM/DOCUMENT/CERTIFICATE                         WHICH TO BE DELIVERED            3(d) REPRESENTATION
-----------------  ------------------------------------------------   ----------------------------------------   -------------------
Party A            Annual Report of Bank of America Corporation       To be made available on                    Yes
                   containing audited, consolidated financial         www.bankofamerica.com/investor/ as soon
                   statements certified by independent certified      as available and in any event within 90
                   public accountants and prepared in accordance      days after the end of each fiscal year
                   with generally accepted accounting principles      of Party A
                   in the country in which such party is organized

Party B            Annual Report of Party B and of any Credit         Upon request                               Yes
                   Support Provider thereof containing audited,
                   consolidated financial statements certified by
                   independent certified public accountants and
                   prepared in accordance with generally accepted
                   accounting principles in the country in which
                   such party and such Credit Support Provider is
                   organized

Party A            Quarterly Financial Statements of Bank of          To be made available on                    Yes
                   America Corporation containing unaudited,          www.bankofamerica.com/investor/
                   consolidated financial statements of such          as soon  as available and in any event
                   party's fiscal quarter prepared in accordance      within 30  days after the end of each
                   with generally accepted accounting principles in   fiscal quarter  of Party A
                   the country in which such party is organized

Party B            Quarterly Financial Statements of Party B and      Upon request                               Yes
                   any Credit Support Provider thereof containing
                   unaudited, consolidated financial statements of
                   such party's fiscal quarter prepared in
                   accordance with generally accepted accounting
                   principles in the country in which such party
                   and such Credit Support Provider is organized

                                                                   ISDA (R) 1992

PARTY REQUIRED TO                                                                       DATE BY                  COVERED BY SECTION
DELIVER DOCUMENT              FORM/DOCUMENT/CERTIFICATE                         WHICH TO BE DELIVERED            3(D) REPRESENTATION
-----------------  ------------------------------------------------   ----------------------------------------   -------------------
Party A and        Certified copies of all corporate or partnership   Upon execution and delivery of this        Yes
Party B            authorizations, as the case may be, and any        Agreement
                   other documents with respect to the execution,
                   delivery and  performance of this Agreement and
                   any Credit Support Document

Party A and        Certificate of authority and specimen signatures   Upon execution and delivery of this        Yes
Party B            of individuals executing this  Agreement and any   Agreement and thereafter upon request of
                   Credit Support Document                            the other party

                              PART 4: MISCELLANEOUS

(a)   ADDRESS FOR NOTICES. For the purpose of Section 12(a) of this Agreement:-

            Address for notice or communications to Party A:

            Bank of America, N.A.
            Sears Tower
            233 South Wacker Drive, Suite 2800
            Chicago, IL 60606
            Attention:  Swap Operations
            Telephone No.:  312-234-2732
            Facsimile No.:  312-234-3603

      with a copy to:

            Bank of America, N.A.
            100 Federal Street, MA5-100-12-04
            Boston, Massachusetts 02110
            Attention:  Capital Markets Documentation
            Facsimile No.:  617-434-3085

      Address for notice or communications to Party B:

            General Cable Industries, Inc.
            4 Tesseneer Drive
            Highland Heights, Kentucky 41076
            Attention:  Chris Virgulak, CFO
            Telephone No.:  958-572-8877
            Facsimile No.:859-572-8440

(b)   PROCESS AGENT. For the purpose of Section 13(c):

                                                                   ISDA (R) 1992

      Party A appoints as its Process Agent: Not applicable.

      Party B appoints as its Process Agent: Not applicable.

(b)   OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(d)   MULTIBRANCH PARTY. For the purpose of Section 10 of this Agreement:-

            Party A is a Multibranch Party and may act through its Charlotte, North Carolina, Chicago, Illinois, San Francisco, California, New York, New York, Boston, Massachusetts or London, England Office, or such other Office as may be agreed to by the parties in connection with a Transaction.

            Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A, unless Party A is in default hereunder, in which event Party B shall select the calculation Agent with the consent of Party A (which consent shall not be unreasonably withheld).

(f)   CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:-

      Each of the following, as amended, extended, supplemented or otherwise modified in writing from time to time, is a "Credit Support Document":

      (i) In relation to Party A: Not applicable.

      (ii) In relation to Party B: (1) The Credit Agreement as defined in Part 1 of this Schedule, (2) the Security Agreement as defined in the Credit Agreement and (3) The Continuing Unconditional Guaranty, dated as of February 2, 2006 by and between General Cable Industries, Inc. and Bank of America, N.A.

      Party B agrees that the security interests in collateral granted to Party A under the foregoing Credit Support Documents shall secure the obligations of Party B to Party A under this Agreement to the extent set forth in the Credit Agreement and the Security Agreement.

(g)   CREDIT SUPPORT PROVIDER.

      Credit Support Provider means in relation to Party A: Not applicable.

      Credit Support Provider means in relation to Party B: General Cable Industries, Inc.

(h) GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws doctrine.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) shall not apply to any Transactions; provided, however, if the parties otherwise so agree, then subparagraph (ii) of Section 2(c) shall apply.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement.

                                                                   ISDA (R) 1992

                            PART 5: OTHER PROVISIONS

(a) SET-OFF. Any amount (the "Early Termination Amount") payable to one party (the Payee) by the other party (the Payer) under Section 6(e), in circumstances where there is a Defaulting Party or one Affected Party in the case where a Termination Event under Section 5(b)(iv) or (v) has occurred, will, at the option of the party ("X") other than the Defaulting Party or the Affected Party (and without prior notice to the Defaulting Party or the Affected Party), be reduced by its set-off against any amount(s) (the "Other Agreement Amount") payable (whether at such time or in the future or upon the occurrence of a contingency) by the Payee to the Payer (irrespective of the currency, place of payment or booking office of the obligation) under any other agreement(s) between the Payee and the Payer or instrument(s) or undertaking(s) issued or executed by one party to, or in favor of, the other party (and the Other Agreement Amount will be discharged promptly and in all respects to the extent it is so set-off). X will give notice to the other party of any set-off effected under this Part 5(a).

      For this purpose, either the Early Termination Amount or the Other Agreement Amount (or the relevant portion of such amounts) may be converted by X into the currency in which the other is denominated at the rate of exchange at which such party would be able, acting in a reasonable manner and in good faith, to purchase the relevant amount of such currency.

      If an obligation is unascertained, X may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

      Nothing in this Part 5(a) shall be effective to create a charge or other security interest. This Part 5(a) shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise).

(b) DELIVERY OF CONFIRMATIONS. For each Transaction entered into hereunder, Party A shall promptly send to Party B a Confirmation via facsimile transmission. Party B agrees to respond to such Confirmation within two
      (2) Local Business Days, either confirming agreement thereto or requesting a correction of any error(s) contained therein. Failure by Party A to send a Confirmation or of Party B to respond within such period shall not affect the validity or enforceability of such Transaction. Absent manifest error, there shall be a presumption that the terms contained in such Confirmation are the terms of the Transaction.

(c) RECORDING OF CONVERSATIONS. Each party to this Agreement acknowledges and agrees to the tape recording of conversations between trading and marketing personnel of the parties to this Agreement whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any proceedings relating to the Agreement.

(d) FURNISHING SPECIFIED INFORMATION. Section 4(a)(iii) is hereby amended by inserting "promptly upon the earlier of (i)" in lieu of the word "upon" at the beginning thereof and inserting "or (ii) such party learning that the form or document is required" before the word "any" on the first line thereof.

(e) NOTICE BY FACSIMILE TRANSMISSION. Section 12(a) is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)".

                                                                   ISDA (R) 1992

(f) Section 3(a) of this Agreement is amended by (i) deleting the word "and" at the end of clause (iv); (ii) deleting the period at the end of clause
      (v) and inserting therein "; and " ; and (iii) by inserting the following additional representation:

            "(vi) ELIGIBLE CONTRACT PARTICIPANT. Each party represents to the other party (which representation will be deemed to be repeated by each party on each date on which a Transaction is entered into) that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, 7 U.S.C. Section 1a(12)."

(g) Section 3 is revised so as to add the following Section (g) at the end thereof:

      "(g) RELATIONSHIP BETWEEN PARTIES. Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

            (i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

            (ii) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the financial and other risks of that Transaction.

            (iii) STATUS OF PARTIES. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction."

(h) WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(i) CROSS DEFAULT. Section 5(a)(vi) of this Agreement is hereby amended adding the following after the semicolon at the end thereof:

            "provided, however, that notwithstanding the foregoing (but subject to any provision to the contrary contained in any such agreement or instrument), an Event of Default shall not occur under either (1) or
            (2) above if the default, event of default or other similar condition or event referred to in (1) or the failure to pay referred to in (2) is caused not (even in part) by the unavailability of funds but is caused solely due to a technical or administrative error which has been remedied within three Local Business Days after notice of such failure is given to the party."

(j) USA PATRIOT ACT NOTICE. Party A hereby notifies Party B that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies

                                                                   ISDA (R) 1992

      Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

(k) TERMINATION OF PRIOR ISDA AGREEMENT. The parties agree that upon the execution of this Agreement, the ISDA Master Agreement dated as of December 4, 2001 between the parties hereto shall be terminated and shall be of no further force and effect.

(l) REPRESENTATIONS OF PARTY A. (i) Party A hereby represents that at the time this Agreement was entered into and on the date hereof, it (or any predecessor by merger, including Fleet Capital Corporation) was and is now a Lender or an Affiliate of a Lender (as such terms are defined in the Credit Agreement; and (ii) Party A further represents that it has accepted the executed and delivered the Continuing Unconditional Guaranty, dated February 2, 2006.

    PART 6: ADDITIONAL TERMS FOR FOREIGN EXCHANGE AND FOREIGN EXCHANGE OPTION
                                  TRANSACTIONS

(a) INCORPORATION OF DEFINITIONS. The 1998 FX and Currency Option Definitions (the "Definitions"), published by the International Swaps and Derivatives Association, Inc., the Emerging Markets Traders Association and the Foreign Exchange Committee, are hereby incorporated by reference with respect to FX Transactions (as defined in the Definitions) and Currency Option Transactions (as defined in the Definitions). Terms defined in the Definitions shall have the same meanings in this Part 6.

(b) SCOPE. Unless otherwise agreed in writing by the parties, each FX Transaction and Currency Option Transaction entered into between the parties before, on or after the date of this Agreement shall be a Transaction under this Agreement and shall be part of, subject to and governed by this Agreement. FX Transactions and Currency Option Transactions shall be part of, subject to and governed by this Agreement even if the Confirmation in respect thereof does not state that such FX Transaction or Currency Option Transaction is subject to or governed by this Agreement or does not otherwise reference this Agreement.

(c) PREMIUM NETTING. If, on any date, and unless otherwise mutually agreed by the parties, Premiums would otherwise be payable hereunder in the same Currency between the same respective offices of the parties, then, on such date, each party's obligation to make payment of such Premiums will be automatically satisfied and discharged and, if the aggregate Premiums that would otherwise have been payable by such office of one party exceeds the aggregate Premiums that would otherwise have been payable by such office of the other party, replaced by an obligation upon the party by whom the larger aggregate Premiums would have been payable to pay the other party the excess of the larger aggregate Premiums over the smaller aggregate Premiums, and if the aggregate Premiums are equal, no payment shall be made.

(d) PAYMENT NETTING OF FX TRANSACTIONS AND CURRENCY OPTION TRANSACTIONS. The provisions of Section 2(c) of the Agreement shall not apply to FX Transactions or Currency Option Transactions. Unless otherwise mutually agreed by the parties, if on any date more than one delivery of a particular Currency is to be made between a pair of offices with respect to settlement of FX Transactions or Currency Option Transactions (but excluding payments with respect to option premiums and cash settled options), then each party shall aggregate the amounts of such Currency deliverable by it and only the difference between these aggregate amounts shall be delivered by the party owing the larger aggregate amount to the other party, and, if the aggregate amounts are equal, no delivery of the Currency shall be made.

                                                                   ISDA (R) 1992

(e) PAYMENTS ON EARLY TERMINATION. Notwithstanding anything to the contrary in the Agreement, for purposes of Section 6(d) and 6(e) of the Agreement, Second Method and Loss shall apply to FX Transactions and Currency Option Transactions.

ACCEPTED AND AGREED:

BANK OF AMERICA, N.A.                                  GENERAL CABLE CORPORATION

_________________________                              _________________________
Name: Timothy P. Munn                                  Name:
Title: Vice President                                  Title:

                                                                   ISDA (R) 1992

(Bilateral Form)                  (ISDA Agreements Subject to New York Law Only)

                                    ISDA (R)

              International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX

                             TO THE SCHEDULE TO THE

                                Master Agreement

                          DATED AS OF OCTOBER 13, 2005

                                     BETWEEN

      BANK OF AMERICA, N.A.            AND             GENERAL CABLE CORPORATION

         ("PARTY A")                                           ("PARTY B")

THIS ANNEX SUPPLEMENTS, FORMS PART OF, AND IS SUBJECT TO, THE ABOVE-REFERENCED AGREEMENT, IS PART OF ITS SCHEDULE AND IS A CREDIT SUPPORT DOCUMENT UNDER THIS AGREEMENT WITH RESPECT TO EACH PARTY.

ACCORDINGLY, THE PARTIES AGREE AS FOLLOWS:

Paragraph 1. Interpretation

(a) Definitions and Inconsistency. CAPITALIZED TERMS NOT OTHERWISE DEFINED HEREIN OR ELSEWHERE IN THIS AGREEMENT HAVE THE MEANINGS SPECIFIED PURSUANT TO PARAGRAPH 12, AND ALL REFERENCES IN THIS ANNEX TO PARAGRAPHS ARE TO PARAGRAPHS OF THIS ANNEX. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THIS ANNEX AND THE OTHER PROVISIONS OF THIS SCHEDULE, THIS ANNEX WILL PREVAIL, AND IN THE EVENT OF ANY INCONSISTENCY BETWEEN PARAGRAPH 13 AND THE OTHER PROVISIONS OF THIS ANNEX, PARAGRAPH 13 WILL PREVAIL.

(b) Secured Party and Pledgor. ALL REFERENCES IN THIS ANNEX TO THE "SECURED PARTY" WILL BE TO EITHER PARTY WHEN ACTING IN THAT CAPACITY AND ALL CORRESPONDING REFERENCES TO THE "PLEDGOR" WILL BE TO THE OTHER PARTY WHEN ACTING IN THAT CAPACITY; PROVIDED, HOWEVER, THAT IF OTHER POSTED SUPPORT IS HELD BY A PARTY TO THIS ANNEX, ALL REFERENCES HEREIN TO THAT PARTY AS THE SECURED PARTY WITH RESPECT TO THAT OTHER POSTED SUPPORT WILL BE TO THAT PARTY AS THE BENEFICIARY THEREOF AND WILL NOT SUBJECT THAT SUPPORT OR THAT PARTY AS THE BENEFICIARY THEREOF TO PROVISIONS OF LAW GENERALLY RELATING TO SECURITY INTERESTS AND SECURED PARTIES.

Paragraph 2. Security Interest

EACH PARTY, AS THE PLEDGOR, HEREBY PLEDGES TO THE OTHER PARTY, AS THE SECURED PARTY, AS SECURITY FOR ITS OBLIGATIONS, AND GRANTS TO THE SECURED PARTY A FIRST PRIORITY CONTINUING SECURITY INTEREST IN, LIEN ON AND RIGHT OF SET-OFF AGAINST ALL POSTED COLLATERAL TRANSFERRED TO OR RECEIVED BY THE SECURED PARTY HEREUNDER. UPON THE TRANSFER BY THE SECURED PARTY TO THE PLEDGOR OF POSTED COLLATERAL, THE SECURITY INTEREST AND LIEN GRANTED HEREUNDER ON THAT POSTED COLLATERAL WILL BE RELEASED IMMEDIATELY AND, TO THE EXTENT POSSIBLE, WITHOUT ANY FURTHER ACTION BY EITHER PARTY.

                                                                   ISDA (R) 1992

Paragraph 3. Credit Support Obligations

(a) Delivery Amount. SUBJECT TO PARAGRAPHS 4 AND 5, UPON A DEMAND MADE BY THE SECURED PARTY ON OR PROMPTLY FOLLOWING A VALUATION DATE, IF THE DELIVERY AMOUNT FOR THAT VALUATION DATE EQUALS OR EXCEEDS THE PLEDGOR'S MINIMUM TRANSFER AMOUNT, THEN THE PLEDGOR WILL TRANSFER TO THE SECURED PARTY ELIGIBLE CREDIT SUPPORT HAVING A VALUE AS OF THE DATE OF TRANSFER AT LEAST EQUAL TO THE APPLICABLE DELIVERY AMOUNT (ROUNDED PURSUANT TO PARAGRAPH 13). UNLESS OTHERWISE SPECIFIED IN PARAGRAPH 13, THE "Delivery Amount" APPLICABLE TO THE PLEDGOR FOR ANY VALUATION DATE WILL EQUAL THE AMOUNT BY WHICH:

      (i) THE CREDIT SUPPORT AMOUNT

      EXCEEDS

      (ii) THE VALUE AS OF THAT VALUATION DATE OF ALL POSTED CREDIT SUPPORT HELD BY THE SECURED PARTY.

(b) Return Amount. SUBJECT TO PARAGRAPHS 4 AND 5, UPON A DEMAND MADE BY THE PLEDGOR ON OR PROMPTLY FOLLOWING A VALUATION DATE, IF THE RETURN AMOUNT FOR THAT VALUATION DATE EQUALS OR EXCEEDS THE SECURED PARTY'S MINIMUM TRANSFER AMOUNT, THEN THE SECURED PARTY WILL TRANSFER TO THE PLEDGOR POSTED CREDIT SUPPORT SPECIFIED BY THE PLEDGOR IN THAT DEMAND HAVING A VALUE AS OF THE DATE OF TRANSFER AS CLOSE AS PRACTICABLE TO THE APPLICABLE RETURN AMOUNT (ROUNDED PURSUANT TO PARAGRAPH 13). UNLESS OTHERWISE SPECIFIED IN PARAGRAPH 13, THE "Return Amount" APPLICABLE TO THE SECURED PARTY FOR ANY VALUATION DATE WILL EQUAL THE AMOUNT BY WHICH:

      (i) THE VALUE AS OF THAT VALUATION DATE OF ALL POSTED CREDIT SUPPORT HELD BY THE SECURED PARTY

      EXCEEDS

      (ii) THE CREDIT SUPPORT AMOUNT.

"Credit Support Amount" MEANS, UNLESS OTHERWISE SPECIFIED IN PARAGRAPH 13, FOR ANY VALUATION DATE (i) THE SECURED PARTY'S EXPOSURE FOR THAT VALUATION DATE PLUS
(ii) THE AGGREGATE OF ALL INDEPENDENT AMOUNTS APPLICABLE TO THE PLEDGOR, IF ANY, MINUS (iii) ALL INDEPENDENT AMOUNTS APPLICABLE TO THE SECURED PARTY, IF ANY, MINUS (iv) THE PLEDGOR'S THRESHOLD; PROVIDED, HOWEVER, THAT THE CREDIT SUPPORT AMOUNT WILL BE DEEMED TO BE ZERO WHENEVER THE CALCULATION OF CREDIT SUPPORT AMOUNT YIELDS A NUMBER LESS THAN ZERO.

Paragraph 4. Conditions Precedent, Transfer Timing, Calculations and
Substitutions

(a) Conditions Precedent. EACH TRANSFER OBLIGATION OF THE PLEDGOR UNDER PARAGRAPHS 3(a) AND 5 AND OF THE SECURED PARTY UNDER PARAGRAPHS 3(b), 4(d)(ii), 5 AND 6(d) IS SUBJECT TO THE CONDITIONS PRECEDENT THAT:

      (i) NO EVENT OF DEFAULT, POTENTIAL EVENT OF DEFAULT OR SPECIFIED CONDITION HAS OCCURRED AND IS CONTINUING WITH RESPECT TO THE OTHER PARTY; AND

      (ii) NO EARLY TERMINATION DATE FOR WHICH ANY UNSATISFIED PAYMENT OBLIGATIONS EXIST HAS OCCURRED OR BEEN DESIGNATED AS THE RESULT OF AN EVENT OF DEFAULT OR SPECIFIED CONDITION WITH RESPECT TO THE OTHER PARTY.

(b) Transfer Timing. SUBJECT TO PARAGRAPHS 4(a) AND 5 AND UNLESS OTHERWISE SPECIFIED, IF A DEMAND FOR THE TRANSFER OF ELIGIBLE CREDIT SUPPORT OR POSTED CREDIT SUPPORT IS MADE BY THE NOTIFICATION TIME, THEN THE RELEVANT TRANSFER WILL BE MADE NOT LATER THAN THE CLOSE OF BUSINESS ON THE NEXT LOCAL BUSINESS DAY; IF A DEMAND IS MADE AFTER THE NOTIFICATION TIME, THEN THE RELEVANT TRANSFER WILL BE MADE NOT LATER THAN THE CLOSE OF BUSINESS ON THE SECOND LOCAL BUSINESS DAY THEREAFTER.

(c) Calculations. ALL CALCULATIONS OF VALUE AND EXPOSURE FOR PURPOSES OF PARAGRAPHS 3 AND 6(d) WILL BE MADE BY THE VALUATION AGENT AS OF THE VALUATION TIME. THE VALUATION AGENT WILL NOTIFY EACH PARTY (OR THE OTHER PARTY, IF THE VALUATION AGENT IS A PARTY) OF ITS CALCULATIONS NOT LATER THAN THE NOTIFICATION TIME ON THE LOCAL BUSINESS DAY FOLLOWING THE APPLICABLE VALUATION DATE (OR IN THE CASE OF PARAGRAPH 6(d), FOLLOWING THE DATE OF CALCULATION).

                                                                   ISDA (R) 1992

(d) Substitutions.

      (i) UNLESS OTHERWISE SPECIFIED IN PARAGRAPH 13, UPON NOTICE TO THE SECURED PARTY SPECIFYING THE ITEMS OF POSTED CREDIT SUPPORT TO BE EXCHANGED, THE PLEDGOR MAY, ON ANY LOCAL BUSINESS DAY, TRANSFER TO THE SECURED PARTY SUBSTITUTE ELIGIBLE CREDIT SUPPORT (THE "SUBSTITUTE CREDIT SUPPORT"); AND

      (ii) SUBJECT TO PARAGRAPH 4(a), THE SECURED PARTY WILL TRANSFER TO THE PLEDGOR THE ITEMS OF POSTED CREDIT SUPPORT SPECIFIED BY THE PLEDGOR IN ITS NOTICE NOT LATER THAN THE LOCAL BUSINESS DAY FOLLOWING THE DATE ON WHICH THE SECURED PARTY RECEIVES THE SUBSTITUTE CREDIT SUPPORT, UNLESS OTHERWISE SPECIFIED IN PARAGRAPH 13 (THE "SUBSTITUTION DATE"); PROVIDED THAT THE SECURED PARTY ONLY WILL BE OBLIGATED TO TRANSFER POSTED CREDIT SUPPORT WITH A VALUE AS OF THE DATE OF TRANSFER OF THAT POSTED CREDIT SUPPORT EQUAL TO THE VALUE AS OF THAT DATE OF THE SUBSTITUTE CREDIT SUPPORT.

Paragraph 5. Dispute Resolution

IF A PARTY (A "DISPUTING PARTY") DISPUTES (I) THE VALUATION AGENT'S CALCULATION OF A DELIVERY AMOUNT OR A RETURN AMOUNT OR (II) THE VALUE OF ANY TRANSFER OF ELIGIBLE CREDIT SUPPORT OR POSTED CREDIT SUPPORT, THEN (1) THE DISPUTING PARTY WILL NOTIFY THE VALUATION AGENT (IF THE VALUATION AGENT IS NOT THE DISPUTING PARTY) AND THE OTHER PARTY (IF THE VALUATION AGENT IS NOT THAT OTHER PARTY) NOT LATER THAN THE CLOSE OF BUSINESS ON THE LOCAL BUSINESS DAY FOLLOWING (X) THE DATE THAT THE DEMAND IS MADE UNDER PARAGRAPH 3 IN THE CASE OF (I) ABOVE OR (Y) THE DATE OF TRANSFER IN THE CASE OF (II) ABOVE, (2) SUBJECT TO PARAGRAPH 4(a), THE APPROPRIATE PARTY WILL TRANSFER THE UNDISPUTED AMOUNT TO THE OTHER PARTY NOT LATER THAN THE CLOSE OF BUSINESS ON THE LOCAL BUSINESS DAY FOLLOWING (X) THE DATE THAT THE DEMAND IS MADE UNDER PARAGRAPH 3 IN THE CASE OF (I) ABOVE OR (Y) THE DATE OF TRANSFER IN THE CASE OF (II) ABOVE, (3) THE PARTIES WILL CONSULT WITH EACH OTHER IN AN ATTEMPT TO RESOLVE THE DISPUTE AND (4) IF THEY FAIL TO RESOLVE THE DISPUTE BY THE RESOLUTION TIME, THEN:

      (i) IN THE CASE OF A DISPUTE INVOLVING A DELIVERY AMOUNT OR RETURN AMOUNT, UNLESS OTHERWISE SPECIFIED IN PARAGRAPH 13, THE VALUATION AGENT WILL RECALCULATE THE EXPOSURE AND THE VALUE AS OF THE RECALCULATION DATE BY:

            (A) UTILIZING ANY CALCULATIONS OF EXPOSURE FOR THE TRANSACTIONS (OR SWAP TRANSACTIONS) THAT THE PARTIES HAVE AGREED ARE NOT IN DISPUTE;

            (B) CALCULATING THE EXPOSURE FOR THE TRANSACTIONS (OR SWAP TRANSACTIONS) IN DISPUTE BY SEEKING FOUR ACTUAL QUOTATIONS AT MID-MARKET FROM REFERENCE MARKET-MAKERS FOR PURPOSES OF CALCULATING MARKET QUOTATION, AND TAKING THE ARITHMETIC AVERAGE OF THOSE OBTAINED; PROVIDED THAT IF FOUR QUOTATIONS ARE NOT AVAILABLE FOR A PARTICULAR TRANSACTION (OR SWAP TRANSACTION), THEN FEWER THAN FOUR QUOTATIONS MAY BE USED FOR THAT TRANSACTION (OR SWAP TRANSACTION); AND IF NO QUOTATIONS ARE AVAILABLE FOR A PARTICULAR TRANSACTION (OR SWAP TRANSACTION), THEN THE VALUATION AGENT'S ORIGINAL CALCULATIONS WILL BE USED FOR THAT TRANSACTION (OR SWAP TRANSACTION); AND

            (C) UTILIZING THE PROCEDURES SPECIFIED IN PARAGRAPH 13 FOR CALCULATING THE VALUE, IF DISPUTED, OF POSTED CREDIT SUPPORT.

      (ii) IN THE CASE OF A DISPUTE INVOLVING THE VALUE OF ANY TRANSFER OF ELIGIBLE CREDIT SUPPORT OR POSTED CREDIT SUPPORT, THE VALUATION AGENT WILL RECALCULATE THE VALUE AS OF THE DATE OF TRANSFER PURSUANT TO PARAGRAPH 13.

FOLLOWING A RECALCULATION PURSUANT TO THIS PARAGRAPH, THE VALUATION AGENT WILL NOTIFY EACH PARTY (OR THE OTHER PARTY, IF THE VALUATION AGENT IS A PARTY) NOT LATER THAN THE NOTIFICATION TIME ON THE LOCAL BUSINESS DAY FOLLOWING THE RESOLUTION TIME. THE APPROPRIATE PARTY WILL, UPON DEMAND FOLLOWING THAT NOTICE BY THE VALUATION AGENT OR A RESOLUTION PURSUANT TO (3) ABOVE AND SUBJECT TO PARAGRAPHS 4(a) AND 4(b), MAKE THE APPROPRIATE TRANSFER.

Paragraph 6. Holding and Using Posted Collateral

                                                                   ISDA (R) 1992

(a) Care of Posted Collateral. WITHOUT LIMITING THE SECURED PARTY'S RIGHTS UNDER PARAGRAPH 6(c), THE SECURED PARTY WILL EXERCISE REASONABLE CARE TO ASSURE THE SAFE CUSTODY OF ALL POSTED COLLATERAL TO THE EXTENT REQUIRED BY APPLICABLE LAW, AND IN ANY EVENT THE SECURED PARTY WILL BE DEEMED TO HAVE EXERCISED REASONABLE CARE IF IT EXERCISES AT LEAST THE SAME DEGREE OF CARE AS IT WOULD EXERCISE WITH RESPECT TO ITS OWN PROPERTY. EXCEPT AS SPECIFIED IN THE PRECEDING SENTENCE, THE SECURED PARTY WILL HAVE NO DUTY WITH RESPECT TO POSTED COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY DUTY TO COLLECT ANY DISTRIBUTIONS, OR ENFORCE OR PRESERVE ANY RIGHTS PERTAINING THERETO.

(b) Eligibility to Hold Posted Collateral; Custodians.

      (i) General. SUBJECT TO THE SATISFACTION OF ANY CONDITIONS SPECIFIED IN PARAGRAPH 13 FOR HOLDING POSTED COLLATERAL, THE SECURED PARTY WILL BE ENTITLED TO HOLD POSTED COLLATERAL OR TO APPOINT AN AGENT (A "CUSTODIAN") TO HOLD POSTED COLLATERAL FOR THE SECURED PARTY. UPON NOTICE BY THE SECURED PARTY TO THE PLEDGOR OF THE APPOINTMENT OF A CUSTODIAN, THE PLEDGOR'S OBLIGATIONS TO MAKE ANY TRANSFER WILL BE DISCHARGED BY MAKING THE TRANSFER TO THAT CUSTODIAN. THE HOLDING OF POSTED COLLATERAL BY A CUSTODIAN WILL BE DEEMED TO BE THE HOLDING OF THAT POSTED COLLATERAL BY THE SECURED PARTY FOR WHICH THE CUSTODIAN IS ACTING.

      (ii) Failure to Satisfy Conditions. IF THE SECURED PARTY OR ITS CUSTODIAN FAILS TO SATISFY ANY CONDITIONS FOR HOLDING POSTED COLLATERAL, THEN UPON A DEMAND MADE BY THE PLEDGOR, THE SECURED PARTY WILL, NOT LATER THAN FIVE LOCAL BUSINESS DAYS AFTER THE DEMAND, TRANSFER OR CAUSE ITS CUSTODIAN TO TRANSFER ALL POSTED COLLATERAL HELD BY IT TO A CUSTODIAN THAT SATISFIES THOSE CONDITIONS OR TO THE SECURED PARTY IF IT SATISFIES THOSE CONDITIONS.

      (iii) Liability. THE SECURED PARTY WILL BE LIABLE FOR THE ACTS OR OMISSIONS OF ITS CUSTODIAN TO THE SAME EXTENT THAT THE SECURED PARTY WOULD BE LIABLE HEREUNDER FOR ITS OWN ACTS OR OMISSIONS.

(c) Use of Posted Collateral. UNLESS OTHERWISE SPECIFIED IN PARAGRAPH 13 AND WITHOUT LIMITING THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER PARAGRAPHS 3, 4(d)(ii), 5, 6(d) AND 8, IF THE SECURED PARTY IS NOT A DEFAULTING PARTY OR AN AFFECTED PARTY WITH RESPECT TO A SPECIFIED CONDITION AND NO EARLY TERMINATION DATE HAS OCCURRED OR BEEN DESIGNATED AS THE RESULT OF AN EVENT OF DEFAULT OR SPECIFIED CONDITION WITH RESPECT TO THE SECURED PARTY, THEN THE SECURED PARTY WILL, NOTWITHSTANDING SECTION 9-207 OF THE NEW YORK UNIFORM COMMERCIAL CODE, HAVE THE RIGHT TO:

      (i) SELL, PLEDGE, REHYPOTHECATE, ASSIGN, INVEST, USE, COMMINGLE OR OTHERWISE DISPOSE OF, OR OTHERWISE USE IN ITS BUSINESS ANY POSTED COLLATERAL IT HOLDS, FREE FROM ANY CLAIM OR RIGHT OF ANY NATURE WHATSOEVER OF THE PLEDGOR, INCLUDING ANY EQUITY OR RIGHT OF REDEMPTION BY THE PLEDGOR; AND

      (ii) REGISTER ANY POSTED COLLATERAL IN THE NAME OF THE SECURED PARTY, ITS CUSTODIAN OR A NOMINEE FOR EITHER.

FOR PURPOSES OF THE OBLIGATION TO TRANSFER ELIGIBLE CREDIT SUPPORT OR POSTED CREDIT SUPPORT PURSUANT TO PARAGRAPHS 3 AND 5 AND ANY RIGHTS OR REMEDIES AUTHORIZED UNDER THIS AGREEMENT, THE SECURED PARTY WILL BE DEEMED TO CONTINUE TO HOLD ALL POSTED COLLATERAL AND TO RECEIVE DISTRIBUTIONS MADE THEREON, REGARDLESS OF WHETHER THE SECURED PARTY HAS EXERCISED ANY RIGHTS WITH RESPECT TO ANY POSTED COLLATERAL PURSUANT TO (i) OR (ii) ABOVE.

(d) Distributions and Interest Amount.

      (i) Distributions. SUBJECT TO PARAGRAPH 4(a), IF THE SECURED PARTY RECEIVES OR IS DEEMED TO RECEIVE DISTRIBUTIONS ON A LOCAL BUSINESS DAY, IT WILL TRANSFER TO THE PLEDGOR NOT LATER THAN THE FOLLOWING LOCAL BUSINESS DAY ANY DISTRIBUTIONS IT RECEIVES OR IS DEEMED TO RECEIVE TO THE EXTENT THAT A DELIVERY AMOUNT WOULD NOT BE CREATED OR INCREASED BY THAT TRANSFER, AS CALCULATED BY THE VALUATION AGENT (AND THE DATE OF CALCULATION WILL BE DEEMED TO BE A VALUATION DATE FOR THIS PURPOSE).

      (ii) Interest Amount. UNLESS OTHERWISE SPECIFIED IN PARAGRAPH 13 AND SUBJECT TO PARAGRAPH 4(a), IN LIEU OF ANY INTEREST, DIVIDENDS OR OTHER AMOUNTS PAID OR DEEMED TO HAVE BEEN PAID WITH RESPECT TO POSTED COLLATERAL IN THE FORM OF CASH (ALL OF WHICH MAY BE RETAINED BY THE SECURED PARTY), THE SECURED

                                                                   ISDA (R) 1992

      PARTY WILL TRANSFER TO THE PLEDGOR AT THE TIMES SPECIFIED IN PARAGRAPH 13 THE INTEREST AMOUNT TO THE EXTENT THAT A DELIVERY AMOUNT WOULD NOT BE CREATED OR INCREASED BY THAT TRANSFER, AS CALCULATED BY THE VALUATION AGENT (AND THE DATE OF CALCULATION WILL BE DEEMED TO BE A VALUATION DATE FOR THIS PURPOSE). THE INTEREST AMOUNT OR PORTION THEREOF NOT TRANSFERRED PURSUANT TO THIS PARAGRAPH WILL CONSTITUTE POSTED COLLATERAL IN THE FORM OF CASH AND WILL BE SUBJECT TO THE SECURITY INTEREST GRANTED UNDER PARAGRAPH 2.

Paragraph 7. Events of Default

FOR PURPOSES OF SECTION 5(a)(iii)(1) OF THIS AGREEMENT, AN EVENT OF DEFAULT WILL EXIST WITH RESPECT TO A PARTY IF:

      (i) THAT PARTY FAILS (OR FAILS TO CAUSE ITS CUSTODIAN) TO MAKE, WHEN DUE, ANY TRANSFER OF ELIGIBLE COLLATERAL, POSTED COLLATERAL OR THE INTEREST AMOUNT, AS APPLICABLE, REQUIRED TO BE MADE BY IT AND THAT FAILURE CONTINUES FOR TWO LOCAL BUSINESS DAYS AFTER NOTICE OF THAT FAILURE IS GIVEN TO THAT PARTY;

      (ii) THAT PARTY FAILS TO COMPLY WITH ANY RESTRICTION OR PROHIBITION SPECIFIED IN THIS ANNEX WITH RESPECT TO ANY OF THE RIGHTS SPECIFIED IN PARAGRAPH 6(c) AND THAT FAILURE CONTINUES FOR FIVE LOCAL BUSINESS DAYS AFTER NOTICE OF THAT FAILURE IS GIVEN TO THAT PARTY; OR

      (iii) THAT PARTY FAILS TO COMPLY WITH OR PERFORM ANY AGREEMENT OR OBLIGATION OTHER THAN THOSE SPECIFIED IN PARAGRAPHS 7(i) AND 7(ii) AND THAT FAILURE CONTINUES FOR 30 DAYS AFTER NOTICE OF THAT FAILURE IS GIVEN TO THAT PARTY.

Paragraph 8. Certain Rights and Remedies

(a) Secured Party's Rights and Remedies. IF AT ANY TIME (1) AN EVENT OF DEFAULT OR SPECIFIED CONDITION WITH RESPECT TO THE PLEDGOR HAS OCCURRED AND IS CONTINUING OR (2) AN EARLY TERMINATION DATE HAS OCCURRED OR BEEN DESIGNATED AS THE RESULT OF AN EVENT OF DEFAULT OR SPECIFIED CONDITION WITH RESPECT TO THE PLEDGOR, THEN, UNLESS THE PLEDGOR HAS PAID IN FULL ALL OF ITS OBLIGATIONS THAT ARE THEN DUE, THE SECURED PARTY MAY EXERCISE ONE OR MORE OF THE FOLLOWING RIGHTS AND REMEDIES:

      (i) ALL RIGHTS AND REMEDIES AVAILABLE TO A SECURED PARTY UNDER APPLICABLE LAW WITH RESPECT TO POSTED COLLATERAL HELD BY THE SECURED PARTY;

      (ii) ANY OTHER RIGHTS AND REMEDIES AVAILABLE TO THE SECURED PARTY UNDER THE TERMS OF OTHER POSTED SUPPORT, IF ANY;

      (iii) THE RIGHT TO SET-OFF ANY AMOUNTS PAYABLE BY THE PLEDGOR WITH RESPECT TO ANY OBLIGATIONS AGAINST ANY POSTED COLLATERAL OR THE CASH EQUIVALENT OF ANY POSTED COLLATERAL HELD BY THE SECURED PARTY (OR ANY OBLIGATION OF THE SECURED PARTY TO TRANSFER THAT POSTED COLLATERAL); AND

      (iv) THE RIGHT TO LIQUIDATE ANY POSTED COLLATERAL HELD BY THE SECURED PARTY THROUGH ONE OR MORE PUBLIC OR PRIVATE SALES OR OTHER DISPOSITIONS WITH SUCH NOTICE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, FREE FROM ANY CLAIM OR RIGHT OF ANY NATURE WHATSOEVER OF THE PLEDGOR, INCLUDING ANY EQUITY OR RIGHT OF REDEMPTION BY THE PLEDGOR (WITH THE SECURED PARTY HAVING THE RIGHT TO PURCHASE ANY OR ALL OF THE POSTED COLLATERAL TO BE
      SOLD) AND TO APPLY THE PROCEEDS (OR THE CASH EQUIVALENT THEREOF) FROM THE LIQUIDATION OF THE POSTED COLLATERAL TO ANY AMOUNTS PAYABLE BY THE PLEDGOR WITH RESPECT TO ANY OBLIGATIONS IN THAT ORDER AS THE SECURED PARTY MAY ELECT.

EACH PARTY ACKNOWLEDGES AND AGREES THAT POSTED COLLATERAL IN THE FORM OF SECURITIES MAY DECLINE SPEEDILY IN VALUE AND IS OF A TYPE CUSTOMARILY SOLD ON A RECOGNIZED MARKET, AND, ACCORDINGLY, THE PLEDGOR IS NOT ENTITLED TO PRIOR NOTICE OF ANY SALE OF THAT POSTED COLLATERAL BY THE SECURED PARTY, EXCEPT ANY NOTICE THAT IS REQUIRED BY LAW AND CANNOT BE WAIVED.

(b) Pledgor's Rights and Remedies. IF AT ANY TIME AN EARLY TERMINATION DATE HAS OCCURRED OR BEEN DESIGNATED AS THE RESULT OF AN EVENT OF DEFAULT OR SPECIFIED CONDITION WITH RESPECT TO THE SECURED PARTY, THEN (EXCEPT IN THE CASE OF AN EARLY TERMINATION DATE RELATING TO LESS THAN ALL TRANSACTIONS (OR SWAP TRANSACTIONS) WHERE THE SECURED PARTY HAS PAID IN FULL ALL OF ITS OBLIGATIONS THAT ARE THEN DUE UNDER SECTION 6(e) OF THIS AGREEMENT):

                                                                   ISDA (R) 1992

      (i) THE PLEDGOR MAY EXERCISE ALL RIGHTS AND REMEDIES AVAILABLE TO A PLEDGOR UNDER APPLICABLE LAW WITH RESPECT TO POSTED COLLATERAL HELD BY THE SECURED PARTY;

      (ii) THE PLEDGOR MAY EXERCISE ANY OTHER RIGHTS AND REMEDIES AVAILABLE TO THE PLEDGOR UNDER THE TERMS OF OTHER POSTED SUPPORT, IF ANY;

      (iii) THE SECURED PARTY WILL BE OBLIGATED IMMEDIATELY TO TRANSFER ALL POSTED COLLATERAL AND THE INTEREST AMOUNT TO THE PLEDGOR; AND

      (iv) TO THE EXTENT THAT POSTED COLLATERAL OR THE INTEREST AMOUNT IS NOT SO TRANSFERRED PURSUANT TO (III) ABOVE, THE PLEDGOR MAY:

            (A) SET-OFF ANY AMOUNTS PAYABLE BY THE PLEDGOR WITH RESPECT TO ANY OBLIGATIONS AGAINST ANY POSTED COLLATERAL OR THE CASH EQUIVALENT OF ANY POSTED COLLATERAL HELD BY THE SECURED PARTY (OR ANY OBLIGATION OF THE SECURED PARTY TO TRANSFER THAT POSTED COLLATERAL); AND

            (B) TO THE EXTENT THAT THE PLEDGOR DOES NOT SET-OFF UNDER (IV)(A) ABOVE, WITHHOLD PAYMENT OF ANY REMAINING AMOUNTS PAYABLE BY THE PLEDGOR WITH RESPECT TO ANY OBLIGATIONS, UP TO THE VALUE OF ANY REMAINING POSTED COLLATERAL HELD BY THE SECURED PARTY, UNTIL THAT POSTED COLLATERAL IS TRANSFERRED TO THE PLEDGOR.

(c) Deficiencies and Excess Proceeds. THE SECURED PARTY WILL TRANSFER TO THE PLEDGOR ANY PROCEEDS AND POSTED CREDIT SUPPORT REMAINING AFTER LIQUIDATION, SET-OFF AND/OR APPLICATION UNDER PARAGRAPHS 8(a) AND 8(b) AFTER SATISFACTION IN FULL OF ALL AMOUNTS PAYABLE BY THE PLEDGOR WITH RESPECT TO ANY OBLIGATIONS; THE PLEDGOR IN ALL EVENTS WILL REMAIN LIABLE FOR ANY AMOUNTS REMAINING UNPAID AFTER ANY LIQUIDATION, SET-OFF AND/OR APPLICATION UNDER PARAGRAPHS 8(a) AND 8(b).

(d) Final Returns. WHEN NO AMOUNTS ARE OR THEREAFTER MAY BECOME PAYABLE BY THE PLEDGOR WITH RESPECT TO ANY OBLIGATIONS (EXCEPT FOR ANY POTENTIAL LIABILITY UNDER SECTION 2(d) OF THIS AGREEMENT), THE SECURED PARTY WILL TRANSFER TO THE PLEDGOR ALL POSTED CREDIT SUPPORT AND THE INTEREST AMOUNT, IF ANY.

Paragraph 9. Representations

EACH PARTY REPRESENTS TO THE OTHER PARTY (WHICH REPRESENTATIONS WILL BE DEEMED TO BE REPEATED AS OF EACH DATE ON WHICH IT, AS THE PLEDGOR, TRANSFERS ELIGIBLE COLLATERAL) THAT:

      (i) IT HAS THE POWER TO GRANT A SECURITY INTEREST IN AND LIEN ON ANY ELIGIBLE COLLATERAL IT TRANSFERS AS THE PLEDGOR AND HAS TAKEN ALL NECESSARY ACTIONS TO AUTHORIZE THE GRANTING OF THAT SECURITY INTEREST AND LIEN;

      (ii) IT IS THE SOLE OWNER OF OR OTHERWISE HAS THE RIGHT TO TRANSFER ALL ELIGIBLE COLLATERAL TRANSFERRED TO THE SECURED PARTY HEREUNDER, FREE AND CLEAR OF ANY SECURITY INTEREST, LIEN, ENCUMBRANCE OR OTHER RESTRICTIONS OTHER THAN THE SECURITY INTEREST AND LIEN GRANTED UNDER PARAGRAPH 2;

      (iii) UPON THE TRANSFER OF ANY ELIGIBLE COLLATERAL TO THE SECURED PARTY UNDER THE TERMS OF THIS ANNEX, THE SECURED PARTY WILL HAVE A VALID AND PERFECTED FIRST PRIORITY SECURITY INTEREST THEREIN (ASSUMING THAT ANY CENTRAL CLEARING CORPORATION OR ANY THIRD-PARTY FINANCIAL INTERMEDIARY OR OTHER ENTITY NOT WITHIN THE CONTROL OF THE PLEDGOR INVOLVED IN THE TRANSFER OF THAT ELIGIBLE COLLATERAL GIVES THE NOTICES AND TAKES THE ACTION REQUIRED OF IT UNDER RELEVANT LAW FOR PERFECTION OF THAT INTEREST); AND

      (iv) THE PERFORMANCE BY IT OF ITS OBLIGATIONS UNDER THIS ANNEX WILL NOT RESULT IN THE CREATION OF ANY SECURITY INTEREST, LIEN OR OTHER ENCUMBRANCE ON ANY POSTED COLLATERAL OTHER THAN THE SECURITY INTEREST AND LIEN GRANTED UNDER PARAGRAPH 2.

Paragraph 10. Expenses

                                                                   ISDA (R) 1992

(a) General. EXCEPT AS OTHERWISE PROVIDED IN PARAGRAPHS 10(b) AND 10(c), EACH PARTY WILL PAY ITS OWN COSTS AND EXPENSES IN CONNECTION WITH PERFORMING ITS OBLIGATIONS UNDER THIS ANNEX AND NEITHER PARTY WILL BE LIABLE FOR ANY COSTS AND EXPENSES INCURRED BY THE OTHER PARTY IN CONNECTION HEREWITH.

(b) Posted Credit Support. THE PLEDGOR WILL PROMPTLY PAY WHEN DUE ALL TAXES, ASSESSMENTS OR CHARGES OF ANY NATURE THAT ARE IMPOSED WITH RESPECT TO POSTED CREDIT SUPPORT HELD BY THE SECURED PARTY UPON BECOMING AWARE OF THE SAME, REGARDLESS OF WHETHER ANY PORTION OF THAT POSTED CREDIT SUPPORT IS SUBSEQUENTLY DISPOSED OF UNDER PARAGRAPH 6(c), EXCEPT FOR THOSE TAXES, ASSESSMENTS AND CHARGES THAT RESULT FROM THE EXERCISE OF THE SECURED PARTY'S RIGHTS UNDER PARAGRAPH 6(c).

(c) Liquidation/Application of Posted Credit Support. ALL REASONABLE COSTS AND EXPENSES INCURRED BY OR ON BEHALF OF THE SECURED PARTY OR THE PLEDGOR IN CONNECTION WITH THE LIQUIDATION AND/OR APPLICATION OF ANY POSTED CREDIT SUPPORT UNDER PARAGRAPH 8 WILL BE PAYABLE, ON DEMAND AND PURSUANT TO THE EXPENSES SECTION OF THIS AGREEMENT, BY THE DEFAULTING PARTY OR, IF THERE IS NO DEFAULTING PARTY, EQUALLY BY THE PARTIES.

Paragraph 11. Miscellaneous

(a) Default Interest. A SECURED PARTY THAT FAILS TO MAKE, WHEN DUE, ANY TRANSFER OF POSTED COLLATERAL OR THE INTEREST AMOUNT WILL BE OBLIGATED TO PAY THE PLEDGOR (TO THE EXTENT PERMITTED UNDER APPLICABLE LAW) AN AMOUNT EQUAL TO INTEREST AT THE DEFAULT RATE MULTIPLIED BY THE VALUE OF THE ITEMS OF PROPERTY THAT WERE REQUIRED TO BE TRANSFERRED, FROM (AND INCLUDING) THE DATE THAT POSTED COLLATERAL OR INTEREST AMOUNT WAS REQUIRED TO BE TRANSFERRED TO (BUT EXCLUDING) THE DATE OF TRANSFER OF THAT POSTED COLLATERAL OR INTEREST AMOUNT. THIS INTEREST WILL BE CALCULATED ON THE BASIS OF DAILY COMPOUNDING AND THE ACTUAL NUMBER OF DAYS ELAPSED.

(b) Further Assurances. PROMPTLY FOLLOWING A DEMAND MADE BY A PARTY, THE OTHER PARTY WILL EXECUTE, DELIVER, FILE AND RECORD ANY FINANCING STATEMENT, SPECIFIC ASSIGNMENT OR OTHER DOCUMENT AND TAKE ANY OTHER ACTION THAT MAY BE NECESSARY OR DESIRABLE AND REASONABLY REQUESTED BY THAT PARTY TO CREATE, PRESERVE, PERFECT OR VALIDATE ANY SECURITY INTEREST OR LIEN GRANTED UNDER PARAGRAPH 2, TO ENABLE THAT PARTY TO EXERCISE OR ENFORCE ITS RIGHTS UNDER THIS ANNEX WITH RESPECT TO POSTED CREDIT SUPPORT OR AN INTEREST AMOUNT OR TO EFFECT OR DOCUMENT A RELEASE OF A SECURITY INTEREST ON POSTED COLLATERAL OR AN INTEREST AMOUNT.

(c) Further Protection. THE PLEDGOR PROMPTLY WILL GIVE NOTICE TO THE SECURED PARTY OF, AND DEFEND AGAINST, ANY SUIT, ACTION, PROCEEDING OR LIEN THAT INVOLVES POSTED CREDIT SUPPORT TRANSFERRED BY THE PLEDGOR OR THAT COULD ADVERSELY AFFECT THE SECURITY INTEREST AND LIEN GRANTED BY IT UNDER PARAGRAPH 2, UNLESS THAT SUIT, ACTION, PROCEEDING OR LIEN RESULTS FROM THE EXERCISE OF THE SECURED PARTY'S RIGHTS UNDER PARAGRAPH 6(c).

(d) Good Faith and Commercially Reasonable Manner. PERFORMANCE OF ALL OBLIGATIONS UNDER THIS ANNEX INCLUDING, BUT NOT LIMITED TO, ALL CALCULATIONS, VALUATIONS AND DETERMINATIONS MADE BY EITHER PARTY, WILL BE MADE IN GOOD FAITH AND IN A COMMERCIALLY REASONABLE MANNER.

(e) Demands and Notices. ALL DEMANDS AND NOTICES MADE BY A PARTY UNDER THIS ANNEX WILL BE MADE AS SPECIFIED IN THE NOTICES SECTION OF THIS AGREEMENT, EXCEPT AS OTHERWISE PROVIDED IN PARAGRAPH 13.

(f) Specifications of Certain Matters. ANYTHING REFERRED TO IN THIS ANNEX AS BEING SPECIFIED IN PARAGRAPH 13 ALSO MAY BE SPECIFIED IN ONE OR MORE CONFIRMATIONS OR OTHER DOCUMENTS AND THIS ANNEX WILL BE CONSTRUED ACCORDINGLY.

Paragraph 12. Definitions

AS USED IN THIS ANNEX:--

"Cash" MEANS THE LAWFUL CURRENCY OF THE UNITED STATES OF AMERICA.

"Credit Support Amount" HAS THE MEANING SPECIFIED IN PARAGRAPH 3.

"Custodian" HAS THE MEANING SPECIFIED IN PARAGRAPHS 6(b)(i) AND 13.

"Delivery Amount" HAS THE MEANING SPECIFIED IN PARAGRAPH 3(a).

                                                                   ISDA (R) 1992

"Disputing Party" HAS THE MEANING SPECIFIED IN PARAGRAPH 5.

"Distributions" MEANS WITH RESPECT TO POSTED COLLATERAL OTHER THAN CASH, ALL PRINCIPAL, INTEREST AND OTHER PAYMENTS AND DISTRIBUTIONS OF CASH OR OTHER PROPERTY WITH RESPECT THERETO, REGARDLESS OF WHETHER THE SECURED PARTY HAS DISPOSED OF THAT POSTED COLLATERAL UNDER PARAGRAPH 6(c). DISTRIBUTIONS WILL NOT INCLUDE ANY ITEM OF PROPERTY ACQUIRED BY THE SECURED PARTY UPON ANY DISPOSITION OR LIQUIDATION OF POSTED COLLATERAL OR, WITH RESPECT TO ANY POSTED COLLATERAL IN THE FORM OF CASH, ANY DISTRIBUTIONS ON THAT COLLATERAL, UNLESS OTHERWISE SPECIFIED HEREIN.

"Eligible Collateral" MEANS, WITH RESPECT TO A PARTY, THE ITEMS, IF ANY, SPECIFIED AS SUCH FOR THAT PARTY IN PARAGRAPH 13.

"Eligible Credit Support" MEANS ELIGIBLE COLLATERAL AND OTHER ELIGIBLE SUPPORT.

"Exposure" MEANS FOR ANY VALUATION DATE OR OTHER DATE FOR WHICH EXPOSURE IS CALCULATED AND SUBJECT TO PARAGRAPH 5 IN THE CASE OF A DISPUTE, THE AMOUNT, IF ANY, THAT WOULD BE PAYABLE TO A PARTY THAT IS THE SECURED PARTY BY THE OTHER PARTY (EXPRESSED AS A POSITIVE NUMBER) OR BY A PARTY THAT IS THE SECURED PARTY TO THE OTHER PARTY (EXPRESSED AS A NEGATIVE NUMBER) PURSUANT TO SECTION 6(e)(ii)(2)(A) OF THIS AGREEMENT AS IF ALL TRANSACTIONS (OR SWAP TRANSACTIONS) WERE BEING TERMINATED AS OF THE RELEVANT VALUATION TIME; PROVIDED THAT MARKET QUOTATION WILL BE DETERMINED BY THE VALUATION AGENT USING ITS ESTIMATES AT MID-MARKET OF THE AMOUNTS THAT WOULD BE PAID FOR REPLACEMENT TRANSACTIONS (AS THAT TERM IS DEFINED IN THE DEFINITION OF "MARKET QUOTATION").

"Independent Amount" MEANS, WITH RESPECT TO A PARTY, THE AMOUNT SPECIFIED AS SUCH FOR THAT PARTY IN PARAGRAPH 13; IF NO AMOUNT IS SPECIFIED, ZERO.

"Interest Amount" MEANS, WITH RESPECT TO AN INTEREST PERIOD, THE AGGREGATE SUM OF THE AMOUNTS OF INTEREST CALCULATED FOR EACH DAY IN THAT INTEREST PERIOD ON THE PRINCIPAL AMOUNT OF POSTED COLLATERAL IN THE FORM OF CASH HELD BY THE SECURED PARTY ON THAT DAY, DETERMINED BY THE SECURED PARTY FOR EACH SUCH DAY AS
FOLLOWS:

      (x) THE AMOUNT OF THAT CASH ON THAT DAY; MULTIPLIED BY

      (y) THE INTEREST RATE IN EFFECT FOR THAT DAY; DIVIDED BY

      (z) 360.

"Interest Period" MEANS THE PERIOD FROM (AND INCLUDING) THE LAST LOCAL BUSINESS DAY ON WHICH AN INTEREST AMOUNT WAS TRANSFERRED (OR, IF NO INTEREST AMOUNT HAS YET BEEN TRANSFERRED, THE LOCAL BUSINESS DAY ON WHICH POSTED COLLATERAL IN THE FORM OF CASH WAS TRANSFERRED TO OR RECEIVED BY THE SECURED PARTY) TO (BUT EXCLUDING) THE LOCAL BUSINESS DAY ON WHICH THE CURRENT INTEREST AMOUNT IS TO BE TRANSFERRED.

"Interest Rate" MEANS THE RATE SPECIFIED IN PARAGRAPH 13.

"Local Business Day", UNLESS OTHERWISE SPECIFIED IN PARAGRAPH 13, HAS THE MEANING SPECIFIED IN THE DEFINITIONS SECTION OF THIS AGREEMENT, EXCEPT THAT REFERENCES TO A PAYMENT IN CLAUSE (b) THEREOF WILL BE DEEMED TO INCLUDE A TRANSFER UNDER THIS ANNEX.

"Minimum Transfer Amount" MEANS, WITH RESPECT TO A PARTY, THE AMOUNT SPECIFIED AS SUCH FOR THAT PARTY IN PARAGRAPH 13; IF NO AMOUNT IS SPECIFIED, ZERO.

"Notification Time" HAS THE MEANING SPECIFIED IN PARAGRAPH 13.

"Obligations" MEANS, WITH RESPECT TO A PARTY, ALL PRESENT AND FUTURE OBLIGATIONS OF THAT PARTY UNDER THIS AGREEMENT AND ANY ADDITIONAL OBLIGATIONS SPECIFIED FOR THAT PARTY IN PARAGRAPH 13.

"Other Eligible Support" MEANS, WITH RESPECT TO A PARTY, THE ITEMS, IF ANY, SPECIFIED AS SUCH FOR THAT PARTY IN PARAGRAPH 13.

                                                                   ISDA (R) 1992

"Other Posted Support" MEANS ALL OTHER ELIGIBLE SUPPORT TRANSFERRED TO THE SECURED PARTY THAT REMAINS IN EFFECT FOR THE BENEFIT OF THAT SECURED PARTY.

"Pledgor" MEANS EITHER PARTY, WHEN THAT PARTY (i) RECEIVES A DEMAND FOR OR IS REQUIRED TO TRANSFER ELIGIBLE CREDIT SUPPORT UNDER PARAGRAPH 3(a) OR (ii) HAS TRANSFERRED ELIGIBLE CREDIT SUPPORT UNDER PARAGRAPH 3(a).

"Posted Collateral" MEANS ALL ELIGIBLE COLLATERAL, OTHER PROPERTY, DISTRIBUTIONS, AND ALL PROCEEDS THEREOF THAT HAVE BEEN TRANSFERRED TO OR RECEIVED BY THE SECURED PARTY UNDER THIS ANNEX AND NOT TRANSFERRED TO THE PLEDGOR PURSUANT TO PARAGRAPH 3(b), 4(d)(ii) OR 6(d)(i) OR RELEASED BY THE SECURED PARTY UNDER PARAGRAPH 8. ANY INTEREST AMOUNT OR PORTION THEREOF NOT TRANSFERRED PURSUANT TO PARAGRAPH 6(d)(ii) WILL CONSTITUTE POSTED COLLATERAL IN THE FORM OF CASH.

"Posted Credit Support" MEANS POSTED COLLATERAL AND OTHER POSTED SUPPORT.

"Recalculation Date" MEANS THE VALUATION DATE THAT GIVES RISE TO THE DISPUTE UNDER PARAGRAPH 5; PROVIDED, HOWEVER, THAT IF A SUBSEQUENT VALUATION DATE OCCURS UNDER PARAGRAPH 3 PRIOR TO THE RESOLUTION OF THE DISPUTE, THEN THE "RECALCULATION DATE" MEANS THE MOST RECENT VALUATION DATE UNDER PARAGRAPH 3.

"Resolution Time" HAS THE MEANING SPECIFIED IN PARAGRAPH 13.

"Return Amount" HAS THE MEANING SPECIFIED IN PARAGRAPH 3(b).

"Secured Party" MEANS EITHER PARTY, WHEN THAT PARTY (i) MAKES A DEMAND FOR OR IS ENTITLED TO RECEIVE ELIGIBLE CREDIT SUPPORT UNDER PARAGRAPH 3(a) OR (ii) HOLDS OR IS DEEMED TO HOLD POSTED CREDIT SUPPORT.

"Specified Condition" MEANS, WITH RESPECT TO A PARTY, ANY EVENT SPECIFIED AS SUCH FOR THAT PARTY IN PARAGRAPH 13.

"Substitute Credit Support" HAS THE MEANING SPECIFIED IN PARAGRAPH 4(d)(i).

"Substitution Date" HAS THE MEANING SPECIFIED IN PARAGRAPH 4(d)(ii).

"Threshold" MEANS, WITH RESPECT TO A PARTY, THE AMOUNT SPECIFIED AS SUCH FOR THAT PARTY IN PARAGRAPH 13; IF NO AMOUNT IS SPECIFIED, ZERO.

"Transfer" MEANS, WITH RESPECT TO ANY ELIGIBLE CREDIT SUPPORT, POSTED CREDIT SUPPORT OR INTEREST AMOUNT, AND IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SECURED PARTY, PLEDGOR OR CUSTODIAN, AS APPLICABLE:

      (i) IN THE CASE OF CASH, PAYMENT OR DELIVERY BY WIRE TRANSFER INTO ONE OR MORE BANK ACCOUNTS SPECIFIED BY THE RECIPIENT;

      (ii) IN THE CASE OF CERTIFICATED SECURITIES THAT CANNOT BE PAID OR DELIVERED BY BOOK-ENTRY, PAYMENT OR DELIVERY IN APPROPRIATE PHYSICAL FORM TO THE RECIPIENT OR ITS ACCOUNT ACCOMPANIED BY ANY DULY EXECUTED INSTRUMENTS OF TRANSFER, ASSIGNMENTS IN BLANK, TRANSFER TAX STAMPS AND ANY OTHER DOCUMENTS NECESSARY TO CONSTITUTE A LEGALLY VALID TRANSFER TO THE RECIPIENT;

      (iii) IN THE CASE OF SECURITIES THAT CAN BE PAID OR DELIVERED BY BOOK-ENTRY, THE GIVING OF WRITTEN INSTRUCTIONS TO THE RELEVANT DEPOSITORY INSTITUTION OR OTHER ENTITY SPECIFIED BY THE RECIPIENT, TOGETHER WITH A WRITTEN COPY THEREOF TO THE RECIPIENT, SUFFICIENT IF COMPLIED WITH TO RESULT IN A LEGALLY EFFECTIVE TRANSFER OF THE RELEVANT INTEREST TO THE RECIPIENT; AND

      (iv) IN THE CASE OF OTHER ELIGIBLE SUPPORT OR OTHER POSTED SUPPORT, AS SPECIFIED IN PARAGRAPH 13.

"Valuation Agent" HAS THE MEANING SPECIFIED IN PARAGRAPH 13.

"Valuation Date" MEANS EACH DATE SPECIFIED IN OR OTHERWISE DETERMINED PURSUANT TO PARAGRAPH 13.

                                                                   ISDA (R) 1992

"Valuation Percentage" MEANS, FOR ANY ITEM OF ELIGIBLE COLLATERAL, THE PERCENTAGE SPECIFIED IN PARAGRAPH 13.

"Valuation Time" HAS THE MEANING SPECIFIED IN PARAGRAPH 13.

"Value" MEANS FOR ANY VALUATION DATE OR OTHER DATE FOR WHICH VALUE IS CALCULATED AND SUBJECT TO PARAGRAPH 5 IN THE CASE OF A DISPUTE, WITH RESPECT TO:

      (i) ELIGIBLE COLLATERAL OR POSTED COLLATERAL THAT IS:

            (A) CASH, THE AMOUNT THEREOF; AND

            (B) A SECURITY, THE BID PRICE OBTAINED BY THE VALUATION AGENT MULTIPLIED BY THE APPLICABLE VALUATION PERCENTAGE, IF ANY;

      (ii) POSTED COLLATERAL THAT CONSISTS OF ITEMS THAT ARE NOT SPECIFIED AS ELIGIBLE COLLATERAL, ZERO; AND

      (iii) OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT, AS SPECIFIED IN PARAGRAPH 13.

                                                                   ISDA (R) 1992

                                   EXHIBIT "A"
                              CREDIT SUPPORT ANNEX

                             TO THE SCHEDULE TO THE

                                MASTER AGREEMENT
                         (DATED AS OF OCTOBER 13, 2005)

                                     BETWEEN

      BANK OF AMERICA, N.A.           AND        GENERAL CABLE CORPORATION,
         ("PARTY A")                               A DELAWARE CORPORATION
                                                      ("PARTY B")

PARAGRAPH 13. ELECTIONS AND VARIABLES

Security Interest for "Obligations". THE TERM "Obligations" AS USED IN THIS
      ANNEX DOES NOT INCLUDE ANY ADDITIONAL OBLIGATIONS WITH RESPECT TO PARTY A AND PARTY B.

Credit Support Obligations.

      Delivery Amount, Return Amount and Credit Support Amount.

            "Delivery Amount" HAS THE MEANING SPECIFIED IN PARAGRAPH 3(a).

            "Return Amount" HAS THE MEANING SPECIFIED IN PARAGRAPH 3(b).

            "Credit Support Amount" MEANS, FOR ANY VALUATION DATE (i) THE
                  SECURED PARTY'S EXPOSURE FOR THAT VALUATION DATE PLUS (ii) THE AGGREGATE OF ALL INDEPENDENT AMOUNTS APPLICABLE TO THE PLEDGOR, IF ANY, MINUS (iii) THE PLEDGOR'S THRESHOLD; PROVIDED, HOWEVER, THAT (x) IN THE CASE WHERE THE SUM OF THE INDEPENDENT AMOUNTS APPLICABLE TO THE PLEDGOR EXCEEDS ZERO, THE CREDIT SUPPORT AMOUNT WILL NOT BE LESS THAN THE SUM OF ALL INDEPENDENT AMOUNTS APPLICABLE TO THE PLEDGOR AND (y) IN ALL OTHER CASES, THE CREDIT SUPPORT AMOUNT WILL BE DEEMED TO BE ZERO WHENEVER THE CALCULATION OF CREDIT SUPPORT AMOUNT YIELDS AN AMOUNT LESS THAN ZERO.

                                                                   ISDA (R) 1992

      "Eligible Collateral" THE FOLLOWING ITEMS WILL QUALIFY AS Eligible
            Collateral FOR THE PARTY SPECIFIED:

                                     VALUATION
                                     PERCENTAGE
(A) Cash                                100%

      Other Eligible Support. THE FOLLOWING ITEMS WILL QUALIFY AS "OTHER
            ELIGIBLE SUPPORT" FOR THE PARTY A AND PARTY B: NONE.

      Thresholds.

            "Independent Amount" MEANS WITH RESPECT TO PARTY A AND PARTY B: ZERO
                DOLLARS (USD $0.00) UNLESS OTHERWISE SPECIFIED IN THE CONFIRMATION.

            "Threshold" MEANS, WITH RESPECT TO PARTY B, INFINITY, PROVIDED THAT
                IF AN EVENT OF DEFAULT OR SPECIFIED CONDITION HAS OCCURRED OR IS CONTINUING WITH RESPECT PARTY B, THE THRESHOLD WITH RESPECT TO PARTY B SHALL BE ZERO.

            "Minimum Transfer Amount" MEANS WITH RESPECT TO A PARTY, USD
                100,000; PROVIDED, THAT IF AN EVENT OF DEFAULT OR SPECIFIED CONDITION HAS OCCURRED AND IS CONTINUING WITH RESPECT TO PARTY B, THE MINIMUM TRANSFER AMOUNT WITH RESPECT TO PARTY B IS ZERO.

            Rounding. THE DELIVERY AMOUNT AND RETURN AMOUNT WILL BE ROUNDED UP
                AND DOWN, RESPECTIVELY, TO THE NEAREST INTEGRAL MULTIPLE OF USD 10,000.

Valuation and Timing.

            "Valuation Agent" MEANS PARTY A.

            "Valuation Date" MEANS EACH LOCAL BUSINESS DAY.

            "Valuation Time" MEANS THE CLOSE OF BUSINESS IN THE CITY OF THE
                  VALUATION AGENT ON THE LOCAL BUSINESS DAY BEFORE THE VALUATION DATE OR DATE OF CALCULATION, AS APPLICABLE; PROVIDED THAT THE CALCULATIONS OF VALUE AND EXPOSURE

                                                                   ISDA (R) 1992

                  WILL BE MADE AS OF APPROXIMATELY THE SAME TIME ON THE SAME
                  DATE.

            "Notification Time" MEANS NO LATER THAN 1:00 P.M., NEW YORK TIME, ON
                  A LOCAL BUSINESS DAY.

Conditions Precedent and Secured Party's Rights and Remedies. FOR THE PURPOSES
      OF PARAGRAPH 8(a), EACH TERMINATION EVENT WILL CONSTITUTE A SPECIFIED CONDITION WITH RESPECT TO THE PLEDGOR IF THE PLEDGOR FAILS TO PAY WHEN DUE ANY AMOUNT PAYABLE BY IT IN CONNECTION WITH AN EARLY TERMINATION DATE DESIGNATED IN CONNECTION WITH THAT TERMINATION EVENT. FOR ALL OTHER PURPOSES OF THIS ANNEX, EACH TERMINATION EVENT SPECIFIED BELOW WITH RESPECT TO A PARTY SHALL BE A "SPECIFIED CONDITION" FOR THAT PARTY:

      Additional Termination Events (if any) (x)

Substitution.

      "Substitution Date" HAS THE MEANING SPECIFIED IN PARAGRAPH 4(d)(ii).

      Consent. THE PLEDGOR MAY NOT SUBSTITUTE ELIGIBLE CREDIT SUPPORT PURSUANT
            TO PARAGRAPH 4(d) WITHOUT THE CONSENT OF THE SECURED PARTY.

Dispute Resolution.

      "Resolution Time" MEANS 1:00 P.M., NEW YORK TIME, ON THE LOCAL BUSINESS
            DAY FOLLOWING THE DATE ON WHICH THE NOTICE IS GIVEN THAT GIVES RISE TO A DISPUTE UNDER PARAGRAPH 5.

      "Value". FOR THE PURPOSE OF PARAGRAPH 5(i)(c) AND 5(ii), THE VALUE OF THE
            POSTED CREDIT SUPPORT WILL BE CALCULATED AS FOLLOWS: (1) FOR CASH, THE U.S. DOLLAR VALUE THEREOF; (2) ELIGIBLE COLLATERAL OTHER THAN
            CASH: NOT APPLICABLE.

      "Alternative". NOT APPLICABLE.

                                                                   ISDA (R) 1992

Holding and Using Posted Collateral.

      Eligibility to Hold Posted Collateral; Custodians. AS LONG AS THE
            CONDITIONS SET FORTH IN CLAUSE (A) BELOW ARE SATISFIED, PARTY A SHALL BE ENTITLED TO HOLD POSTED COLLATERAL PURSUANT TO PARAGRAPH 6(b). AS LONG AS THE CONDITION SET FORTH IN CLAUSE (B) BELOW ARE SATISFIED, ANY CUSTODIAN FOR PARTY A SHALL BE ENTITLED TO HOLD POSTED COLLATERAL PURSUANT TO PARAGRAPH 6(b).

            PARTY A: (a) THE LONG-TERM, UNSECURED, UNSUBORDINATED DEBT RATINGS
                  OF BANK OF AMERICA, N.A. ARE AT LEAST BBB+ (IN THE CASE OF S&P) AND BAA1 (IN THE CASE OF MOODY'S).

            THE CUSTODIAN: THE CUSTODIAN IS EITHER: (a) A WHOLLY OWNED, DIRECT OR INDIRECT, AFFILIATE OF BANK OF AMERICA, N.A. OR (b) A BANK OR TRUST COMPANY LOCATED IN THE UNITED STATES HAVING TOTAL ASSETS OF AT LEAST USD 10,000,000,000.

            Initially, the Custodian for Party A is: Not Applicable .

      Use   of Posted Collateral. THE PROVISIONS OF PARAGRAPH 6(c) WILL APPLY.

Distributions and Interest Amount.

      Interest Rate. THE "INTEREST RATE" WILL BE THE RATE PER ANNUM EQUAL TO THE
            OVERNIGHT FEDERAL FUNDS RATE PUBLISHED IN N.Y. FEDERAL RESERVE STATISTICAL RELEASE H.15(519) FOR EACH DAY CASH IS HELD BY SECURED PARTY.

      Transfer of Interest Amount. THE TRANSFER OF THE INTEREST AMOUNT WILL BE
            MADE WITHIN 3 LOCAL BUSINESS DAYS AFTER THE LAST LOCAL BUSINESS DAY OF EACH CALENDAR MONTH AND ON ANY LOCAL BUSINESS DAY THAT POSTED COLLATERAL IN THE FORM OF CASH IS TRANSFERRED TO THE PLEDGOR PURSUANT TO PARAGRAPH 3(b).

      Alternative to Interest Amount. NOT APPLICABLE.

Additional Representations. NOT APPLICABLE.

Other Eligible Support and Other Posted Support.

                                                                   ISDA (R) 1992

      "Value" WITH RESPECT TO OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT
            MEANS: NOT APPLICABLE.

      "Transfer" WITH RESPECT TO OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT
            MEANS: NOT APPLICABLE.

Demands and Notices.

      All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

      With respect to Party A:

                              Bank of America, N.A.
                              Sears Tower
                              233 South Wacker Drive, Suite 2800
                              Chicago, Illinois  60606-6306
                              Tel: (312) 234-3030
                              Fax: (312) 234-2731

                                                                   ISDA (R) 1992

      With respect to Party B:

                             General Cable Industries, Inc.
                             4 Tesseneer Drive
                             Highland Heights, KY 41076
                             Attention: Chief Financial Officer
                             Tel: (859) 572-8000
                             Fax: (859) 572-8440

                             and

                             General Cable Corporation
                             4 Tesseneer Drive
                             Highland Heights, KY 41076
                             Attention: Chief Financial Officer
                             Tel: (859) 572-8000
                             Fax: (859) 572-8440

                             With a copy to:

                             Blank Rome LLP
                             One Logan Square
                             Philadelphia, PA 19103
                             Attention: Matthew Siembieda, Esquire
                                        Harvey Forman, Esquire
                             Tel: (215) 569-5500
                             Fax: (215) 569-5555

Addresses for Transfers.

                             Cash/Interest Payments:  (USD Only)
                             Bank of America, New York
                             ABA 026009593
                             Account #6550-619389
                             F/O Bank of America, Charlotte-Collateral

Other Provisions:

      Agreement as to Single Secured Party and Pledgor. PARTY A AND PARTY B
            AGREE THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE RECITAL TO THIS ANNEX, PARAGRAPH 1(b) OR PARAGRAPH 2 OR THE DEFINITIONS IN PARAGRAPH 12, (a) THE TERM "SECURED PARTY" AS USED IN THIS ANNEX MEANS ONLY PARTY A; (b) THE TERM "PLEDGOR" AS USED IN THIS ANNEX MEANS ONLY PARTY B; (c) ONLY PARTY B MAKES THE PLEDGE AND GRANT IN PARAGRAPH 2, THE ACKNOWLEDGMENT IN THE FINAL SENTENCE OF PARAGRAPH 8(a) AND THE REPRESENTATIONS IN PARAGRAPH 9; AND (d) ONLY PARTY B

                                                                   ISDA (R) 1992

            WILL BE REQUIRED TO MAKE TRANSFERS OF ELIGIBLE CREDIT SUPPORT HEREUNDER. PARTY A AND PARTY B FURTHER AGREE THAT, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE RECITAL TO THIS ANNEX OR PARAGRAPH 7, THIS ANNEX WILL CONSTITUTE A CREDIT SUPPORT DOCUMENT ONLY WITH RESPECT TO PARTY B.

      Additions to Paragraph 3. THE FOLLOWING SUBPARAGRAPH (c) IS HEREBY ADDED
            TO PARAGRAPH 3 OF THIS ANNEX:

            (C) NO OFFSET. On any Valuation Date, if either (i) each party is required to make a Transfer under Paragraph 3(a) or (ii) each party is required to make a Transfer under Paragraph 3(b), then the amounts of those obligations will not offset each other.

      Posted Collateral. THE DEFINITION OF POSTED COLLATERAL SHALL ALSO INCLUDE
            ANY AND ALL ACCOUNTS IN WHICH CASH COLLATERAL IS HELD.

      THIS  CREDIT SUPPORT ANNEX IS A SECURITY AGREEMENT UNDER THE NEW YORK UCC.

      PARAGRAPH 12 IS HEREBY AMENDED BY ADDING, IN ALPHABETICAL ORDER, THE
            FOLLOWING:

            "Moody's" means Moody's Investor Services, Inc., or any successor to the rating business of such entity.

            "S&P" means Standard and Poor's Ratings Services, a division of The
                  McGraw-Hill Companies, Inc., or any successor to the rating business of such entity.

                                                                   ISDA (R) 1992

IN WITNESS WHEREOF the parties have executed this Annex as of the date specified on the first page hereof.

BANK OF AMERICA, N.A.                        GENERAL CABLE CORPORATION (Party B)
(Party A)

By: ___________________________                  By: ___________________________
      Name:                                             Name:
      Title:                                            Title:
      Date:                                             Date:

                                                                   ISDA (R) 1992

                        CONTINUING UNCONDITIONAL GUARANTY

      THIS CONTINUING UNCONDITIONAL GUARANTY (this "GUARANTY") is made as of February 2, 2006 and is effective as of October 13, 2005 by GENERAL CABLE INDUSTRIES, INC., a Delaware corporation ("GUARANTOR"), to and for the benefit of BANK OF AMERICA, N.A. ("COUNTERPARTY").

      WHEREAS, GENERAL CABLE CORPORATION, a Delaware corporation ("PRIMARY OBLIGOR") and Counterparty have entered into that certain ISDA Master Agreement dated as of October 13, 2005 between Primary Obligor and Counterparty; that certain Schedule to such ISDA Master Agreement dated as of October 13, 2005; a Confirmation with a trade date of October 13, 2005 (such ISDA Master Agreement, Schedule, Confirmation, and Credit Support Annex (hereinafter defined) together, as any of them may be amended, supplemented, modified or restated from time to time, the "SWAP AGREEMENT"), pursuant to which Primary Obligor and Counterparty have entered into a certain foreign currency swap transaction, all more completely described in and subject to the terms and conditions set forth in the Swap Agreement and all of the other agreements, documents, instruments, certificates, reports and financing statements heretofore or hereafter executed or delivered in connection therewith (specifically including without limitation any Credit Support Annex), as the same may be amended, supplemented, modified or restated from time to time (all of such agreements, etc., together with the Swap Agreement, collectively referred to herein as the "SWAP DOCUMENTS");

      WHEREAS, Guarantor is a wholly-owned indirect subsidiary of Primary Obligor and, pursuant to Counterparty's request, as an incident to the obligation of Counterparty to enter into the Swap Agreement with Primary Obligor, is required, and has agreed, to execute and deliver this Agreement of even date herewith;

      WHEREAS, Guarantor acknowledges and confirms that, as wholly-owned subsidiary of Primary Obligor, (a) it will benefit from the foreign currency swap transactions entered into by Primary Obligor and Counterparty pursuant to the Swap Agreement, (b) the undertakings and obligations of Counterparty in favor of Primary Obligor under the Swap Agreement constitute valuable consideration to Guarantor, (c) it was agreed by Primary Obligor and Counterparty at the time the Swap Agreement was entered into that, as an inducement to Counterparty to enter into the foreign currency swap transactions provided for therein, that Primary Obligor would cause Guarantor to provide a guaranty of the obligations and undertakings of Primary Obligor in favor of Counterparty under the Swap Agreement, and (d) Counterparty relied on such agreement entering into the Swap Agreement and the foreign currency swap transactions provided for thereunder.

      NOW, THEREFORE, for value received and in consideration of the entry by Counterparty into and of the undertakings and obligations of Counterparty in favor of Primary Obligor under the Swap Agreement the undersigned Guarantor unconditionally guaranties and agrees to stand surety for (i) the full and prompt payment when due, whether at maturity or earlier, by reason of early termination, acceleration or otherwise, and at all times thereafter, of all of the indebtedness, liabilities and obligations of every kind and nature of Primary Obligor to Counterparty under the Swap Agreement and the other Swap Documents, howsoever created,

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

arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by Counterparty (including without limitation any interest, fees or expenses accruing following the commencement of any insolvency, receivership, reorganization or bankruptcy case or proceeding relating to Primary Obligor, whether or not a claim for post-petition interest, fees or expenses is allowed in such case or proceeding), and (ii) the prompt, full and faithful discharge by Primary Obligor of each and every term, condition, agreement, representation and warranty now or hereafter made by Primary Obligor to Counterparty under the Swap Agreement and the other Swap Documents (all such indebtedness, liabilities and obligations being hereinafter referred to as the "PRIMARY OBLIGOR'S LIABILITIES"). Guarantor further agrees to pay all reasonable costs and expenses, including, without limitation, all court costs and reasonable attorneys' and paralegals' fees paid or incurred by Counterparty in endeavoring to collect all or any part of Primary Obligor's Liabilities from, or in prosecuting any action against, Guarantor or any other guarantor of all or any part of Primary Obligor's Liabilities. All amounts payable by Guarantor under this Guaranty shall be payable upon demand by Counterparty upon the occurrence of an Event of Default under the Swap Agreement or any other Swap Document and shall be made in lawful money of the United States, in immediately available funds.

      Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any liens and security interests granted by Guarantor to secure this Guaranty, not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Guarantor agrees that if the Guaranty, or any liens or security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien or security interest to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "FRAUDULENT CONVEYANCE" means a fraudulent conveyance under
Section 548 of the "Bankruptcy Code" (as hereinafter defined) or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

      Guarantor hereby agrees that its obligations under this Guaranty shall be unconditional, irrespective of (i) the validity or enforceability of Primary Obligor's Liabilities or any part thereof, or of any Swap Document, promissory note or other document evidencing all or any part of Primary Obligor's Liabilities, (ii) the absence of any attempt to collect Primary Obligor's Liabilities from Primary Obligor or any other guarantor or other action to enforce the same, (iii) the waiver or consent by Counterparty with respect to any provision of any instrument evidencing Primary Obligor's Liabilities, or any part thereof, or any other agreement heretofore, now or hereafter executed by Primary Obligor and delivered to Counterparty, (iv) the institution of any proceeding under Chapter 11 of Title 11 of the United States Code (11 U.S.C.
Section 101 et seq.), as amended (the "BANKRUPTCY CODE"), or any similar proceeding, by or against Primary Obligor, or Counterparty's election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code,
(v) any borrowing or grant of a security interest by Primary Obligor as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vi) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Counterparty's

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claim(s) for repayment of Primary Obligor's Liabilities, or (vii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

      Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of Primary Obligor, protest or notice with respect to Primary Obligor's Liabilities and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete performance of the obligations and liabilities contained herein. Upon any default by Primary Obligor as provided in the Swap Agreement or any other Swap Document, Counterparty may, at its sole election, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount or any portion of Primary Obligor's Liabilities, without first proceeding against Primary Obligor, or any other person, firm, or corporation, or against any security or collateral for Primary Obligor's Liabilities. Guarantor agrees that this Guaranty constitutes a guarantee of payment when due and not of collection.

      Counterparty is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, to at any time and from time to time (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, Primary Obligor's Liabilities or otherwise modify, amend or change the terms of the Swap Agreement or any other Swap Document now or hereafter executed by Primary Obligor and delivered to Counterparty; (ii) accept partial payments on Primary Obligor's Liabilities; (iii) take and hold security or collateral for the payment of Primary Obligor's Liabilities guaranteed hereby, or for the payment of this Guaranty, or for the payment of any other guaranties of Primary Obligor's Liabilities, and exchange, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as in its sole discretion it may determine; and (v) settle, release, compromise, collect or otherwise liquidate Primary Obligor's Liabilities and any security or collateral therefor in any manner, without affecting or impairing the obligations of Guarantor hereunder. Counterparty shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from Primary Obligor or any other source, and such determination shall be binding on Guarantor. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of Primary Obligor's Liabilities as Counterparty shall determine in its sole discretion without affecting the validity or enforceability of this Guaranty.

      Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Primary Obligor, and any and all endorsers and/or other guarantor of any instrument or document evidencing all or any part of Primary Obligor's Liabilities and of all other circumstances bearing upon the risk of nonpayment of Primary Obligor's Liabilities or any part thereof that diligent inquiry would reveal and Guarantor hereby agrees that Counterparty shall have no duty to advise Guarantor of information known to Counterparty regarding such condition or any such circumstances or to undertake any investigation not a part of its regular business routine. If Counterparty, in its sole discretion, undertakes at any time or from time to time to provide any such information to Guarantor, Counterparty shall be under no obligation to update any such information or to provide any such information to Guarantor on any subsequent occasion.

      Guarantor consents and agrees that Counterparty shall be under no obligation to marshal any assets in favor of Guarantor or against or in payment of any or all of Primary

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

Obligor's Liabilities. Guarantor further agrees that, to the extent that Primary Obligor makes a payment or payments to Counterparty, or Counterparty receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Primary Obligor, its estate, trustee, receiver or any other party, including, without limitation, Guarantor under any bankruptcy law, state or federal law, common law or equitable theory, then to the extent of such payment or repayment, Primary Obligor's Liabilities or the part thereof which has been paid, reduced or satisfied by such amount, and Guarantor's obligations hereunder with respect to such portion of Primary Obligor's Liabilities, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

      Guarantor agrees that any and all claims of Guarantor against Primary Obligor, any endorser or any other guarantor of all or any part of Primary Obligor's Liabilities, or against any of Primary Obligor's properties, whether arising by reason of any payment by Guarantor to Counterparty pursuant to the provisions hereof, or otherwise, shall be subordinate and subject in right of payment to the prior payment, in full, of all of Primary Obligor's Liabilities.

      Counterparty may, without notice to anyone, sell or assign Primary Obligor's Liabilities or any part thereof, or grant participations therein, and in any such event each and every immediate or remote assignee or holder of, or participant in, all or any of Primary Obligor's Liabilities shall have the right to enforce this Guaranty, by suit or otherwise for the benefit of such assignee, holder, or participant, as fully as if herein by name specifically given such right, but Counterparty shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of Counterparty, as to any part of Primary Obligor's Liabilities retained by Counterparty.

      This Guaranty shall be binding upon Guarantor and upon the successors (including without limitation, any receiver, trustee or debtor in possession of or for Guarantor) of Guarantor and shall inure to the benefit of Counterparty and its successors and assigns; provided, however, that Guarantor's obligations hereunder may not be delegated or assigned without Counterparty's prior written consent. If there is more than one signatory hereto, all references to Guarantor herein shall include each and every Guarantor and each and every obligation of Guarantor hereunder shall be the joint and several obligation of each Guarantor.

      Guarantor (and each of them, if there be more than one) represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to Counterparty that:

      (A) It has the legal capacity and corporate authority to execute, deliver and perform this Guaranty, and the transactions contemplated hereby;

      (B) No consent of any person (including, without limitation, creditors of Guarantor), and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty and the transactions contemplated hereby;

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

      (C) This Guaranty constitutes the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally; and

      (D) The execution, delivery and performance of this Guaranty will not violate the certificate of incorporation or bylaws of Guarantor or any requirement of law applicable to or material contractual obligation of Guarantor.

      This Guaranty shall continue in full force and effect until such time as all of Primary Obligor's Liabilities have been paid in full and discharged, and the Swap Agreement and the other Swap Documents have been terminated.

      Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

      THIS GUARANTY AND ALL MATTERS RELATING HERETO AND ARISING HEREFROM (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

      THE UNDERSIGNED GUARANTOR HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK AND OF THE U.S. DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN, AND ANY APPELLATE COURT THEREOF, AND IRREVOCABLY AGREES THAT, SUBJECT TO COUNTERPARTY'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS, UNLESS NONE OF SUCH COURTS HAS LAWFUL JURISDICTION OVER SUCH PROCEEDINGS. THE UNDERSIGNED GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH OF THE GUARANTOR AND THE COUNTERPARTY IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY OR THE OBLIGATIONS OF GUARANTOR HEREUNDER.

      THE UNDERSIGNED GUARANTOR CONSENTS TO SERVICE OF PROCESS IN THE MANNER AND METHODS SET FORTH BELOW FOR THE GIVING OF NOTICES UNDER THIS GUARANTY.

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

      EACH OF THE UNDERSIGNED GUARANTOR AND COUNTERPARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. EACH OF THE UNDERSIGNED GUARANTOR AND COUNTERPARTY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF THE UNDERSIGNED GUARANTOR AND COUNTERPARTY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

      Any notices to be given by one party to the other under this Guaranty shall be given by the notifying party by hand delivery or nationally recognized overnight courier delivered to the notice address for the party to whom notice is being given set forth on the signature page hereto (or such other notice address as such party to whom notice is being given may have given notice of to the other party in accordance with the provisions of this paragraph after the date hereof). Any such notice shall be effective and deemed to have been given when delivered to such address of the party to whom notice is being given.

      This Guaranty represents the entire understanding and agreement between Guarantor, on the one hand, and Counterparty, on the other hand, with respect to the subject matter contained herein, and there are no other existing agreements or understandings, whether oral or written, between or among such parties as to such subject matter.

      All rights and remedies hereunder and under the Swap Agreement and the other Swap Documents are cumulative and not alternative, and Counterparty may proceed in any order from time to time against Primary Obligor, the Guarantor or any other guarantor of all or any part of the Primary Obligor's Liabilities and/or the obligations or liabilities of any of them under any Swap Document and their respective assets. Counterparty shall not have any obligation to proceed at any time or in any manner against, or exhaust any or all of Counterparty's rights against, Primary Obligor, or the Guarantor or any other guarantor of all or any part of the Primary Obligor's Liabilities prior to proceeding against Guarantor hereunder. No failure or delay on the part of Counterparty in the exercise of any power, right or privilege shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No amendment, modification or waiver of any provision of this Guaranty, or consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing and signed by Counterparty and Guarantor. Each amendment, modification or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

                  [Remainder of Page Intentionally Left Blank]

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

      IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned Guarantor as of this 2nd day of February, 2006, and is effective as of October 13, 2005.

                                        GENERAL CABLE INDUSTRIES, INC.

                                        By:
                                           -------------------------------
                                                    Name:
                                                    Title:

                                        Address for Notices:

                                        4 Tesseneer Drive
                                        Highland Heights, KY 41076

     [Signature Page to Guaranty Re October 2005 Foreign Currency Swap with
                           General Cable Corporation]

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